UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SANARA MEDTECH INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1200 Summit Ave

Suite 414

Fort Worth, Texas 76102

(817) 529-2300

April 15, 2024

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Sanara MedTech Inc., a Texas corporation (the “Company”). The Annual Meeting will be held on Wednesday, June 12, 2024 at 10:00 a.m. Central Time. In order to facilitate shareholder attendance and participation, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the Annual Meeting virtually via the Internet, you must register in advance at https://stctransfer.zoom.us/webinar/register/WN_ai_3MQT3QzO4HfT0WTkU2A prior to the deadline of June 11, 2024 at 8:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Annual Meeting. You will not be able to attend the Annual Meeting in person. Enclosed are the Notice of Annual Meeting of Shareholders and the Proxy Statement, which describe the business that will be acted upon at the Annual Meeting, as well as our 2023 Annual Report, which includes our audited financial statements, and your proxy card, which contains instructions for how to vote.

Your vote is very important, regardless of the number of shares of our voting securities that you own. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, email or facsimile, or by signing, dating and returning the enclosed proxy card. Whether or not you expect to attend the virtual Annual Meeting, please read the enclosed Proxy Statement carefully, and then vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the virtual Annual Meeting and vote your shares. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting. Only shareholders who held shares at the close of business on the record date, April 23, 2024, may vote at the Annual Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting virtually. Thank you for your support of our company. I look forward to your virtual participation at the Annual Meeting.

Sincerely,

/s/ Ronald T. Nixon
Ronald T. Nixon
Executive Chairman

SANARA MEDTECH INC.

1200 Summit Ave

Suite 414

Fort Worth, Texas 76102

(817) 529-2300

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 12, 2024

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Sanara MedTech Inc., a Texas corporation (the “Company”), will be held electronically as a virtual meeting on June 12, 2024, at 10:00 a.m. Central Time, to be conducted in a virtual format only via live audio webcast.

To participate in the Annual Meeting virtually via the Internet, you must register in advance at https://stctransfer.zoom.us/webinar/register/WN_ai_3MQT3QzO4HfT0WTkU2A prior to the deadline of June 11, 2024 at 8:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Annual Meeting. There is no physical location for the Annual Meeting.

At the Annual Meeting, shareholders will consider and act on the following items:

(1)	the election of eight directors to serve on the Board of Directors with terms expiring at our 2025 annual meeting of shareholders or until their successors have been duly elected and qualified;
(2)	the approval of the amendment and restatement of the Company’s Certificate of Formation to provide that the number of directors constituting the Board of Directors shall be fixed from time to time pursuant to the Amended and Restated Bylaws of the Company and to make other updates and modernizations;
(3)	the election of one director to fill a vacancy to be created from an increase in the size of the Board of Directors;
(4)	the approval of the Sanara MedTech Inc. 2024 Long-Term Incentive Plan;
(5)	the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
(6)	such other business as may arise and that may properly be conducted at the Annual Meeting or any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on April 23, 2024 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered shareholders entitled to vote at the Annual Meeting will be available for inspection at our headquarters during regular business hours for at least ten (10) calendar days prior to the Annual Meeting. If you would like to review the list, please contact our Investor Relations department by emailing IR@sanaramedtech.com.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to virtually attend the Annual Meeting or any postponement(s) or adjournment(s) of the Annual Meeting, please vote in advance of the Annual Meeting via the Internet, email or facsimile, or by completing, dating and signing the proxy card and returning it promptly in the enclosed prepaid envelope, in order to ensure that your shares will be represented at the Annual Meeting. The enclosed Proxy Statement and proxy card each contain detailed voting instructions for voting your shares by Internet or by mail.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting virtually and vote during the meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 12, 2024:

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission, we are making this notice and the accompanying proxy statement, proxy card and 2023 Annual Report available to shareholders electronically via the Internet at the following website: https://onlineproxyvote.com/SMTI/2024.

By Order of the Board of Directors,

/s/ Ronald T. Nixon

Ronald T. Nixon
Executive Chairman

April 15, 2024

TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING	2

PROPOSAL 1: ELECTION OF DIRECTORS	9

Directors and Director Nominees	9
Board Diversity	12
Family Relationships	12
Vote Required and Board Recommendation	12

CORPORATE GOVERNANCE	13

Code of Conduct	13
Board Composition	13
Director Independence	13
Board Committees, Meetings and Attendance	14
Director Nominations	17
Board Leadership Structure	17
Risk Management	17
Shareholder Communications with Directors	17
Involvement in Certain Legal Proceedings	18
Insider Trading Policy; Prohibition on Hedges and Pledges	18

DIRECTOR COMPENSATION	19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	23

EXECUTIVE COMPENSATION	26

Executive Officers	26
Executive Compensation Overview	26
Summary Compensation Table	27
Narrative Disclosure to Summary Compensation Table	27
Other Compensation	28
Employment Agreements	29
Equity Compensation Plan Information	30
Change of Control	31
Outstanding Equity Awards at Fiscal Year-End	32
Pay Versus Performance	33
Analysis of the Information Presented in the Pay Versus Performance Table	35

PROPOSAL 2: APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF FORMATION TO PROVIDE THAT THE NUMBER OF DIRECTORS CONSTITUTING THE BOARD SHALL BE FIXED BY THE BYLAWS AND TO MAKE OTHER UPDATES AND MODERNIZATIONS	37

PROPOSAL 3: APPROVAL OF THE ELECTION OF ONE DIRECTOR TO FILL A VACANCY TO BE CREATED FROM AN INCREASE IN THE SIZE OF THE BOARD OF DIRECTORS	39

PROPOSAL 4: APPROVAL OF THE SANARA MEDTECH INC. 2024 LONG-TERM INCENTIVE PLAN	40

PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48

AUDIT COMMITTEE MATTERS	49

Audit Committee Report	49

PRINCIPAL ACCOUNTANT FEES AND SERVICES	50

Fees to Independent Registered Public Accounting Firm	50
Pre-Approval Policies and Procedures	50

OTHER BUSINESS	51

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS	51

ANNEX A: PROPOSED FORM OF AMENDED AND RESTATED CERTIFICATE OF FORMATION	A-1

ANNEX B: MARKED VERSION OF PROPOSED FORM OF AMENDED AND RESTATED CERTIFICATE OF FORMATION	B-1

ANNEX C: PROPOSED FORM OF THE SANARA MEDTECH INC. 2024 LONG-TERM INCENTIVE PLAN	C-1

SANARA MEDTECH INC.

1200 Summit Ave

Suite 414

Fort Worth, Texas 76102

(817) 529-2300

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 12, 2024

Unless the context otherwise requires, references in this proxy statement (this “Proxy Statement”) to “Sanara MedTech,” “Sanara,” the “Company,” “we,” “us,” or “our” refer to Sanara MedTech Inc., a Texas corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Sanara MedTech Inc. to be voted at the 2024 annual meeting of shareholders of the Company (the “Annual Meeting”) to be held on June 12, 2024, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any postponement(s) or adjournment(s) of the Annual Meeting. The Notice of Internet Availability of Proxy Materials, or this Proxy Statement and the accompanying proxy card, Notice of Annual Meeting of Shareholders and Annual Report for the year ended December 31, 2023 (the “Annual Report”), as applicable, are expected to be first sent or given to shareholders on or about April 26, 2024.

The executive offices of the Company are located at, and the mailing address of the Company is, 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102.

1

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of printed proxy materials?

In accordance with rules promulgated by the SEC, instead of mailing a printed copy of our proxy materials to all of our shareholders, we have elected to furnish such materials to selected shareholders by providing access to these documents over the Internet. Accordingly, on or about April 26, 2024, we will provide a Notice of Internet Availability of Proxy Materials (the “Notice”) to selected shareholders of record and beneficial owners. These shareholders will have the ability to access the proxy materials on a website referred to in the Notice or to request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the printing and distribution of our proxy materials.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, which include the following:

(1)	the election of eight directors to the Board, to serve until our 2025 annual meeting of shareholders or until their successors are duly elected and qualified (“Proposal 1”);
(2)	the approval of the amendment and restatement of the Company’s Certificate of Formation, as amended (the “Certificate of Formation”), to provide that the number of directors constituting the Board shall be fixed from time to time pursuant to the Amended and Restated Bylaws of the Company (the “Bylaws”) and to make other updates and modernizations (“Proposal 2”);
(3)	the election of one director to fill a vacancy to be created from an increase in the size of the Board (“Proposal 3”);
(4)	the approval of the adoption of the Sanara MedTech Inc. 2024 Long-Term Incentive Plan (the “2024 Plan”) (“Proposal 4”);
(5)	the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 5”); and
(6)	such other business as may arise that may properly be conducted at the Annual Meeting or any postponement(s) or adjournment(s) thereof.

Management will also be available to respond to questions from shareholders. To promote fairness, efficient use of the Company’s resources and ensure the most pertinent shareholder questions are able to be addressed, questions should be submitted in advance of the Annual Meeting. Please submit your questions by email to IR@sanaramedtech.com, prior to 5:00 p.m. Central Time on June 10, 2024. If time allows, management will also consider questions submitted by shareholders during the Annual Meeting, which may be submitted by clicking on the Q&A icon on the toolbar at the bottom of the virtual meeting webpage.

2

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, SEC rules allow us to send only one Notice or set of proxy materials, as applicable, to that address, unless we received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate Notice or set of proxy materials in the future, he or she may contact us at Sanara MedTech Inc., 1200 Summit Ave, Fort Worth, Texas 76102, Attn: Investor Relations, by calling (713) 826-0524 or emailing IR@sanaramedtech.com. Eligible shareholders of record receiving multiple copies of the Notice or proxy materials, as applicable, can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or proxy materials, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address, phone number or email set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Why have a virtual meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. Hosting a virtual meeting enables increased shareholder attendance and participation because shareholders can participate from any location around the world.

What do I need to do to attend the virtual Annual Meeting?

We will be hosting the Annual Meeting online via live audio webcast. A summary of the information you need to attend the Annual Meeting online is provided below:

Record Holders. If you were a shareholder of record (i.e., you held your shares through book entry or a certificate registered in your name) on April 23, 2024, you may virtually attend the Annual Meeting, but you must first register to do so by visiting: https://stctransfer.zoom.us/webinar/register/WN_ai_3MQT3QzO4HfT0WTkU2A. You will then be directed to a screen where you will enter your registered name as found on the Notice or proxy card along with your email address. Upon completion of registration, you will receive an automated email confirming your registration, which will include a link to access the virtual Annual Meeting, the meeting passcode, and further instructions for joining the meeting. If you are a shareholder of record and you have misplaced your Notice or proxy card, or encounter any issues or difficulties with registration, please call Securities Transfer Corporation at (469) 633-0101.

The live webcast of the Annual Meeting will begin promptly at 10:00 a.m. Central Time on June 12, 2024. You may join the Annual Meeting by accessing the Internet site provided to you at registration and entering the passcode provided in your confirmation email. Online access to the webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for our shareholders to log in and test their devices’ audio system. We encourage our shareholders to access the meeting in advance of the designated start time.

Beneficial Owners. If you were a beneficial owner on April 23, 2024 (i.e., you held your shares in “street name” through an intermediary, such as a broker, bank or other nominee), you must register as described in the preceding paragraph for record holders and must provide proof of ownership of your shares by email to Securities Transfer Corporation at info@stctransfer.com. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership. Requests for registration and submission of proof of ownership should be labeled as “SMTI Registration” and must be received by Securities Transfer Corporation no later than 8:00 p.m. Central Time on June 11, 2024. If you have questions, please call Securities Transfer Corporation at (469) 633-0101.

3

What is the record date and what does it mean?

The record date to determine the shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 23, 2024 (the “Record Date”). The Record Date was established by the Board. On the Record Date, 8,622,805 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the shareholders?

Each holder of common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Annual Meeting. Our Certificate of Formation prohibits cumulative voting rights for the election of directors.

The presence, in person or by proxy, of the holders of a majority of the voting power of the shares entitled to vote at the Annual Meeting is necessary and sufficient to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote at the meeting may adjourn the meeting from time to time to another place, if any, date or time. For the purposes of this virtual Annual Meeting, presence “in person” is satisfied by attending the virtual meeting online by following the instructions included in your Notice.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares. The proxy materials will be sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” The proxy materials will be forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1, Proposal 2, Proposal 3 or Proposal 4. Your broker has discretionary authority to vote your stock with respect to Proposal 5. Therefore, if you do not provide voting instructions to your broker regarding Proposal 5, your broker will be permitted to vote your stock at its discretion.

4

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person by virtually attending the Annual Meeting, or to vote by proxy, you may choose one of the following methods to vote your shares:

●	Voting at the Annual Meeting

You will have the right to vote during the Annual Meeting at http://onlineproxyvote.com/SMTI/2024. This is a separate website from the page that you will access to attend the virtual Annual Meeting, but the voting site will only record votes cast during the meeting from shareholders in attendance at the Annual Meeting.

If you are a shareholder of record, you will need to enter the 16-digit control number received with the Notice or your proxy card to vote at our Annual Meeting. If you are a beneficial owner, then to vote at the Annual Meeting you will need to obtain a special proxy from your broker, bank or other nominee that will allow you to separately vote your shares. If you desire to vote during the Annual Meeting, please be sure to contact your broker, bank or other nominee to obtain your special proxy in advance of the Annual Meeting and submit the special proxy to Securities Transfer Corporation at info@stctransfer.com to receive a 16-digit control number to vote during the Annual Meeting. Please be advised that obtaining a special proxy may take several days, and all submissions of special proxies must be received by Securities Transfer Corporation no later than 5:00 p.m. Central Time on June 11, 2024, in order to allow adequate time for your request to be processed.

Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy by voting in advance as described above so that your vote will be counted if you later decide not to attend our Annual Meeting. The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

●	Vote on the Internet

If you are a shareholder of record, you may submit your proxy by going to http://onlineproxyvote.com/SMTI/2024 and following the instructions provided in your Notice or proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m. Central Time on June 11, 2024.

●	Vote by Facsimile or Email

If you received or requested printed copies of the proxy materials by mail, you may sign, date and submit your proxy card by facsimile to (469) 633-0088, or sign, date, scan and email your scanned proxy card to proxyvote@stctransfer.com until 11:59 p.m. Central Time on June 11, 2024.

●	Vote by Mail

If you received or requested printed copies of the proxy materials by mail, you may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a shareholder of record, please mail your completed proxy card to Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, Texas 75093, Attention: Proxy Department. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. Central Time on June 11, 2024.

The proxy is fairly simple to complete, with specific voting instructions included on the proxy card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Zachary B. Fleming and Michael D. McNeil to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy, but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold some or all of your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?”

5

Who counts the votes?

All votes will be tabulated by Securities Transfer Corporation, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares during the Annual Meeting?

Yes. If you are a shareholder of record, you may vote your shares during the virtual meeting by following the instructions under “How do I vote my shares?”

If you hold your shares in “street name,” you may vote your shares during the virtual meeting by obtaining a special voting proxy in advance of the Annual Meeting and following the instructions under “How do I vote my shares?”

Even if you currently plan to attend the Annual Meeting virtually, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote “for” all of the director nominees or may “withhold” your vote as to one or more director nominees;
Proposal 2:	You may vote “for”, “against” or “abstain” with respect to the approval of the amendment and restatement of the Certificate of Formation to provide that the number of directors constituting the Board shall be fixed from time to time pursuant to the Bylaws and to make other updates and modernizations.
Proposal 3:	You may vote “for” the director nominee or may “withhold” your vote as to the director nominee;
Proposal 4:	You may vote “for”, “against” or “abstain” with respect to the approval of the adoption of the 2024 Plan; and
Proposal 5:	You may vote “for”, “against” or “abstain” with respect to the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1:	“FOR” the election of each of the director nominees;
Proposal 2:	“FOR” the approval of the amendment and restatement of the Certificate of Formation to provide that the number of directors constituting the Board shall be fixed from time to time pursuant to the Bylaws and to make other updates and modernizations;
Proposal 3:	“FOR” the election of Mr. Fleming to fill a vacancy to be created from an increase in the size of the Board;
Proposal 4:	“FOR” the approval of the adoption of the 2024 Plan; and
Proposal 5:	“FOR” the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

6

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR”	the election of each of the director nominees under Proposal 1;
“FOR”	the approval of the amendment and restatement of the Certificate of Formation to provide that the number of directors constituting the Board shall be fixed from time to time pursuant to the Bylaws and to make other updates and modernizations under Proposal 2;
“FOR”	the election of Mr. Fleming to fill a vacancy to be created from an increase in the size of the Board;
“FOR”	the approval of the adoption of the 2024 Plan under Proposal 4; and
“FOR”	the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 under Proposal 5.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except with respect to Proposal 5. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

●	Virtually attending the Annual Meeting and voting again online during the Annual Meeting. Your virtual attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares online during the Annual Meeting to revoke your proxy.
●	Completing and submitting a new valid proxy bearing a later date by 11:59 p.m. Central Time on June 11, 2024.
●	Voting again on a later date via the Internet, email or facsimile (only your latest proxy that is submitted prior to the Annual Meeting will be counted) by 11:59 p.m. Central Time on June 11, 2024.
●	Giving written notice of revocation to the Company, addressed to Michael D. McNeil, the Company’s Chief Financial Officer, at the Company’s address above, which notice must be received before 5:00 p.m. Central Time on June 11, 2024. If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposals 1 and 3, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the eight director nominees who receive the most votes will be elected, and the director nominee receiving the most votes for the newly created vacancy will be elected. Assuming the presence of a quorum, with respect to Proposals 4 and 5, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting that are entitled to vote on Proposals 4 and 5 and are actually voted is required to approve such proposals. Assuming the presence of a quorum, with respect to Proposal 2, the approval of the holders of a majority of the shares of the Company entitled to vote on Proposal 2 is required to approve such proposal.

How are abstentions and broker non-votes treated?

Any shareholder who is present at the Annual Meeting, either in person, which would include virtual attendance at the Annual Meeting, or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting, but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to Proposal 1, Proposal 2, Proposal 3 and Proposal 4. See “What is a broker non-vote?”

7

Abstentions will not be counted as a vote in the election of directors and therefore will have no effect on the outcome of the vote with respect to Proposal 1 or Proposal 3. An affirmative abstention will have the same effect as a vote “against” Proposals 4 and 5. Any other abstentions will not have an effect on the outcome of the vote with respect to Proposals 4 and 5. Any abstention, including an affirmative abstention, will have the same effect as a vote “against” Proposal 2. Brokers who have not received voting instructions from the beneficial owner do not have discretionary authority to vote on Proposal 1, Proposal 2, Proposal 3 or Proposal 4. Broker non-votes will not be considered in the vote totals with respect to Proposal 1, Proposal 3 or Proposal 4 and will have no effect on the outcome of the vote with respect to such proposals. Broker non-votes will have the same effect as a vote “against” Proposal 2.

We expect that broker non-votes will not be applicable to Proposal 5 because your broker has discretionary authority to vote your shares of common stock with respect to such proposal. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast for nor have an effect on Proposal 5. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares electronically at the Annual Meeting.

Are any of the proposals conditioned on the approval of another proposal?

Yes. The election of one director to fill a newly created vacancy due to an increase in the size of the Board under Proposal 3 is conditioned on the approval of the amendment and restatement of the Certificate of Formation under Proposal 2. If Proposal 2 is not approved at the Annual Meeting, then Proposal 3 will not be presented.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The Board is asking for your proxy and we will pay all of the costs of asking for shareholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, email or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, Michael D. McNeil, at 817-529-2300.

8

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, our shareholders will consider and vote upon the election of the Director Nominees (as defined below), to serve as directors. If elected, each Director Nominee will serve for a one-year term that will expire at our 2025 annual meeting of shareholders or until his or her successor is elected and qualified.

The Board has nominated eight directors, Ronald T. Nixon, Robert A. DeSutter, Roszell Mack III, Eric D. Major, Sara N. Ortwein, Ann Beal Salamone, James W. Stuckert and Eric D. Tanzberger for election at the Annual Meeting by the shareholders (collectively, the “Director Nominees” and each, a “Director Nominee”).

If a quorum is present, the Director Nominees will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The Director Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of common stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight Director Nominees. Should any Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Director Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Director Nominee will be unable to serve.

Pursuant to Proposal 3, Zachary B. Fleming, our current Chief Executive Officer, has been nominated to fill a new vacancy to be created from an increase in the size of the Board. The election of Mr. Fleming as a director in Proposal 3 is contingent on the affirmative approval of Proposal 2 to amend and restate the Certificate of Formation to, among other things, provide that the number of directors constituting the Board be fixed from time to time pursuant to the Bylaws. The Bylaws provide that the number of directors who shall constitute the whole Board shall be such number as the Board shall from time to time have designated, except that in the absence of any such designation, such number shall be eight. On March 21, 2024, the Board approved, subject to shareholder approval of Proposal 2 and the filing of the Amended and Restated Certificate of Formation with the Secretary of State of the State of Texas, an increase of the size of the Board from eight to nine directors. The election of the eight Director Nominees is not subject to the approval of any other proposal in this Proxy Statement. For convenience, information about Mr. Fleming is included in this Proposal 1, however he is not a Director Nominee with respect to Proposal 1.

The Board believes that each Director Nominee possesses personal and professional integrity, good judgment, a high level of ability and business acumen.

Directors and Director Nominees

The following table sets forth the name, position, age and year first elected, if applicable, for the directors currently serving on our Board and the Director Nominees (and Mr. Fleming):

Name	Position and Offices	Age	Year First Elected
Ronald T. Nixon	Executive Chairman	68	2019
Robert A. DeSutter	Director	55	2020
Zachary B. Fleming(1)	Chief Executive Officer	49	–
Roszell Mack III	Director	57	2022
Eric D. Major	Director	54	2023
Sara N. Ortwein	Director	65	2020
Ann Beal Salamone	Director	73	2019
James W. Stuckert	Director	86	2015
Eric D. Tanzberger	Director	55	2022

(1)	The Board, upon recommendation of the nominating and corporate governance committee, has nominated, subject to approval of Proposal 2, Zachary B. Fleming as a new director to fill a newly created vacancy from an increase in the Board.

9

The biographies of our current directors and Director Nominees (and Mr. Fleming) are as follows:

Ronald T. Nixon, age 68, has been a director of the Company since March 2019 and has served as Executive Chairman of the Board since May 2019. As Executive Chairman, he has been involved in strategic planning, execution and identifying prospective partnerships and acquisition opportunities for the Company. Mr. Nixon is the Founder and Managing Partner of The Catalyst Group, Inc. (“Catalyst”), a private investment firm that provides growth capital and strategic advisory services to private companies. Mr. Nixon serves on the board of directors of LHC Group, Inc. as well as a number of private companies, including Superior Plant Rentals LLC, Rochal Industries, LLC (“Rochal”), Next Level Medical LLC and Aviditi Advisors LLC. Mr. Nixon also serves on the Engineering Advisory Board for the Cockrell School of Engineering at the University of Texas at Austin. Mr. Nixon holds a Bachelor’s degree in Mechanical Engineering from the University of Texas at Austin and is a registered professional engineer (inactive) in Texas. We believe that Mr. Nixon’s extensive experience with acquisitions and the capital markets contributes greatly to the composition of the Board and its ability to oversee the Company’s strategic growth strategy.

Robert A. DeSutter, age 55, is a managing director in Piper Sandler healthcare investment banking. Mr. DeSutter has over 30 years of investment banking experience. He served as healthcare global group head from 2003 to 2018. Mr. DeSutter has decades of medical technology transaction experience on numerous buy and sell-side, friendly and hostile, strategic and financial buyer and public and private deals on a global basis. Mr. DeSutter has completed financing transactions involving public and private equity, convertible debt and senior/sub debt. Mr. DeSutter was an investor and Board member for his family’s sporting goods business, Great Plains Sporting Goods LLC, from 2002 to 2009, which ultimately sold to a public company. Mr. DeSutter is a graduate of the University of Minnesota Carlson School of Management and the University of Virginia’s Darden Graduate School of Business. Recognized as a global leader in healthcare investment banking, we believe that Mr. DeSutter is an invaluable contributing member of the Board.

Zachary B. Fleming, age 49, has served as the Company’s Chief Executive Officer since January 1, 2022. Mr. Fleming joined the Company as Vice President of Sales in November 2017 and was promoted to Vice President, Surgical in September 2018. Mr. Fleming then served as the Company’s President, Surgical Division beginning on May 28, 2019 and as the Company’s Co-Chief Operating Officer beginning on January 28, 2020. Prior to joining the Company, Mr. Fleming spent over fourteen years in the medical industry with Healthpoint Biotherapeutics and Smith & Nephew. Mr. Fleming earned a Bachelor of Science from Indiana University. We believe Mr. Fleming’s knowledge of the operations of the Company developed as Chief Executive Officer and formerly as Chief Operating Officer, along with his extensive experience in the medical industry, would make him a valuable contributor to the Board.

Roszell Mack III, age 57, has been the Chief Executive Officer and Managing Member of Mack & Co., LLC, a private investment and independent family office advisory firm since 2010. He also serves as the Chief Executive Officer and Managing Partner of Mack & Co. Partners, LP, a Dallas, Texas-based registered investment adviser. Prior to forming Mack & Co., Mr. Mack co-founded Ascend Venture Group, LLC, a technology focused venture capital firm. Prior to the formation of Ascend, Mr. Mack was an investment banker for more than a decade with Goldman Sachs and Salomon Smith Barney where he worked on the origination, structuring and execution of mergers and acquisitions, capital raising and private placement transactions for institutional clients. Mr. Mack earned a Bachelor of Arts (Engineering Sciences, Chemical) degree from Yale University and a Master of Business Administration degree from Harvard Business School. We believe Mr. Mack’s venture capital, investment banking and other financial expertise make him a valuable contributor to the Board.

Eric D. Major, age 54, has more than 30 years of experience in the medical technology industry as an entrepreneur, CEO, Chairman, board member and investor. Mr. Major’s experience includes startup development, early-stage funding, venture capital, private equity, IPO, public company management, public and private board leadership, global operations, M&A, and integration strategy and management. Mr. Major has raised over $1.0 billion in private and public capital and led over $2.0 billion in acquisitions. Mr. Major is currently the Executive Chairman of the Board of Directors of Highridge Medical, a leader in the global spinal device market. Mr. Major was the President of Stryker Spine from 2018 to 2021. Mr. Major joined Stryker as part of its 2018 $1.4 billion acquisition of K2M, a MedTech company Eric founded in 2004 and took public in 2014. At K2M, Mr. Major served as the company’s Chairman, President, and CEO. Under his leadership, K2M grew from a start-up to a portfolio of over 100 unique products protected by 750 patents. K2M operated in over 40 countries during the company’s 14 straight years of uninterrupted revenue growth. Upon joining Stryker, Mr. Major led the global strategy and integration of K2M and Stryker Spine delivering top and bottom-line growth in the business. Prior to K2M Mr. Major was the founder of a MedTech company, American OsteoMedix, which he started in 1998 and sold to Interpore Cross in 2001. Mr. Major is also an active member of the medical device industry and has served on the board of directors of the Medical Device Manufacturers Association, as well as the AdvaMed CEO Advisory Council. We believe Mr. Major’s public company, M&A and industry experience make him a valuable contributor to the Board.

10

Sara N. Ortwein, age 65, retired from ExxonMobil in March 2019, after a thirty-eight-year career. Prior to retiring, she was president of XTO Energy, a subsidiary of ExxonMobil, from November 2016 through February 2019 and was responsible for ExxonMobil’s unconventional oil and gas business. Ms. Ortwein also served in various roles including president of ExxonMobil Upstream Research Company, senior manager within ExxonMobil’s U.S. production operations, and corporate upstream advisor to senior management at ExxonMobil’s headquarters in Irving, Texas. Ms. Ortwein earned a Bachelor of Science degree in civil engineering at the University of Texas at Austin before joining Exxon Company, U.S.A. in 1980. We believe that Ms. Ortwein’s extensive leadership experience with a top five global company contributes greatly to the composition of the Board.

Ann Beal Salamone, M.S., age 73, has been a director of the Company since August 2019. Ms. Salamone is a co-founder of Rochal and has served as its chairman since September 2019, prior to which she served as its president from 1986 to September 2019. Ms. Salamone has been a consultant to the Company since the Company’s acquisition of assets from Rochal in July 2021. She is one of the principal inventors of Rochal’s liquid bandages, antimicrobial compositions and skin regeneration products for burn and wound treatment, and she is a principal inventor and participant in the development of products for electronics, water purification, personal care and healthcare. Ms. Salamone is co-founder, President, and board member of Rochal Partners LLP (since December 2014) which is not affiliated with the Company. Ms. Salamone has co-founded six companies and invested in and served on the board of directors of several private entrepreneurial companies. Ms. Salamone is a member of the National Academy of Engineering and The Academy of Medicine, Engineering & Science of Florida. We believe that Ms. Salamone’s medical research and development background, along with her company leadership experience provides a valuable scientific and business perspective to the Board.

James W. Stuckert, age 86, has been a director of the Company since September 2015. He has been engaged in personal investing activities since 2004. Mr. Stuckert served as Chairman and Chief Executive Officer of J.J.B. Hilliard, W.L. Lyons, LLC from December 1995 until December 2003, prior to which he served in executive and broker positions from 1963. J.J.B. Hilliard, W.L. Lyons, LLC is a full-service financial asset management firm headquartered in Louisville, Kentucky. Mr. Stuckert was an initial investor and served 24 years on the board of directors of Royal Gold, Inc. He previously has served as chairman of SenBanc Fund; a director of DataBeam, Inc.; a board member of the Securities Industry Association and chairman of its regional firms committee; and a past member of the nominating committee of the New York Stock Exchange. Mr. Stuckert has served as a member of the board of trustees of the University of Kentucky and as chairman of its Finance Committee and as chairman of its Presidential Search Committee. He has also served as chairman of a local hospital’s investment committee. Mr. Stuckert earned a bachelor’s degree in Mechanical Engineering and a Master of Business Administration degree from the University of Kentucky. We believe that Mr. Stuckert’s experience as an accomplished CEO, along with his many years of experience serving as a member of numerous company boards make him a valuable contributor to the Board.

Eric D. Tanzberger, age 55, has been the Senior Vice President and Chief Financial Officer of Service Corporation International (“SCI”) since June 2006. Mr. Tanzberger joined SCI in August 1996 and held various management positions prior to being promoted to Corporate Controller in August 2002. He also held the position of Treasurer from 2007 until 2017. Before joining SCI, Mr. Tanzberger served as Assistant Corporate Controller at Kirby Marine Transportation Corp., an inland waterway barge and tanker company. He also served at Coopers and Lybrand LLP. Mr. Tanzberger is a member of the Executive Committee of the Board of Trustees, Audit Committee Chair and the 2022-23 Campaign Chair of the United Way of Greater Houston. Mr. Tanzberger holds a Bachelor of Business Administration from the University of Notre Dame. We believe Mr. Tanzberger’s robust management experience and financial expertise make him a valuable contributor to the Board.

11

Board Diversity

In accordance with The Nasdaq Stock Market LLC (“Nasdaq”) Listing Rule 5606, the following chart sets forth certain self-identified personal demographic characteristics of our directors as of April 15, 2024. To see our Board Diversity Matrix as of April 21, 2023, please see the proxy statement filed with the SEC on April 21, 2023.

Board Diversity Matrix (as of April 15, 2024)

Total Number of Directors: 8

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6	—	—

Part II: Demographic Background
African American or Black	—	1	—	—
White	2	5	—	—

Family Relationships

There are no agreements or understandings between our current directors, Director Nominees and executive officers or any other person pursuant to which they were selected as a director, Director Nominee or executive officer. In addition, there are no family relationships between any of our directors, Director Nominees and executive officers.

Vote Required and Board Recommendation

If a quorum is present, the eight Director Nominees receiving the highest number of votes will be elected as directors.

The Board recommends that you vote “FOR” each Director Nominee.

12

CORPORATE GOVERNANCE

Sanara MedTech Inc., with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct, and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Conduct

The Company adopted a Code of Ethics and Business Conduct (“Code of Ethics”) applicable to all directors, officers and employees. The Code of Ethics addresses, among other things, honest and ethical conduct, conflicts of interest, business opportunities, fair dealing, confidentiality and disciplinary measures. The Code of Ethics can be found on the Company’s website at www.sanaramedtech.com under the Investor Relations tab. We intend to disclose any amendments to our Code of Ethics on our website at www.sanaramedtech.com under the Investor Relations tab.

Board Composition

Our Certificate of Formation provides that the Board will consist of at least one and no more than eight directors, with the authorized number of directors to be fixed from time to time by resolution adopted by the Board. The Bylaws provide that the number of directors who shall constitute the whole Board shall be such number as the Board shall from time to time have designated, except that in the absence of any such designation, such number shall be eight. The Board currently consists of eight directors. Any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by an affirmative vote of at least a majority of the remaining directors then in office, even if less than a quorum of the Board. Directors are elected by the plurality vote of our shareholders at each of our annual meetings. Subject to shareholder approval of Proposal 3, the Board expects to increase the number of directors on the Board from eight to nine.

We have no formal policy regarding Board diversity. The Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our financial condition and results of operations and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our shareholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

We are currently listed on the Nasdaq Capital Market and therefore rely on the definition of “independence” set forth in the Nasdaq Listing Rules (the “Nasdaq Listing Rules”). Under the Nasdaq Listing Rules, independent directors must comprise a majority of a listed company’s board of directors, subject to specified exceptions and certain phase-in periods available to companies that do not yet have a class of common stock registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, we have determined that Robert A. DeSutter, Roszell Mack III, Eric D. Major, Sara N. Ortwein, James W. Stuckert and Eric D. Tanzberger have no material relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Listing Rules.

13

Board Committees, Meetings and Attendance

During 2023, the Board held four meetings and acted six times by unanimous written consent. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of shareholders, either in person or by teleconference. During 2023, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member. All eight of our directors attended our 2023 annual meeting of shareholders. We encourage members of our Board to attend our annual meetings of shareholders, but we do not have a formal policy requiring them to do so.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an audit committee, a compensation committee, a nominating and corporate governance committee and a corporate development committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by the Board. The current charters of the audit, compensation and nominating and corporate governance committees are available on our website at www.sanaramedtech.com in the “Corporate Governance” section under the “Investor Relations” tab.

As of April 15, 2024, the following table sets forth the membership of the audit committee, compensation committee and nominating and corporate governance committee.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Corporate Development Committee
Mr. DeSutter	Member		Chair	Chair
Mr. Mack III	Member	Member		Member
Mr. Major		Member	Member	Member
Ms. Ortwein		Chair	Member
Mr. Stuckert	Member		Member
Mr. Tanzberger	Chair			Member

Audit Committee

We have a standing audit committee established within the meaning of Section 3(a)(58)(A) of the Exchange Act. Our audit committee consists of Mr. DeSutter, Mr. Mack III, Mr. Stuckert and Mr. Tanzberger, with Mr. Tanzberger serving as chairman. Our Board has determined that each of Mr. DeSutter, Mr. Mack III, Mr. Stuckert and Mr. Tanzberger are independent under the Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. Our Board has also reviewed the education, experience and other qualifications of each member of the audit committee and determined that each member can read and understand fundamental financial statements in accordance with applicable requirements of the Nasdaq Listing Rules and the SEC. The Board has also determined that each of Mr. DeSutter and Mr. Tanzberger qualify as an “audit committee financial expert” as defined by the applicable rules of the SEC.

The functions of the audit committee include, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements and prepare or issue an audit report;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our annual and quarterly financial statements, as well as all internal control reports;

●	establishing and overseeing procedures for employees to submit concerns confidentially and anonymously about questionable accounting or auditing matters;

●	reviewing our policies on risk assessment and risk management, including our major financial risk exposures and cybersecurity risks;

14

●	reviewing and approving related-party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, to be provided by the independent registered public accounting firm.

During the fiscal year ended December 31, 2023, the audit committee met four times and all members of the audit committee attended each meeting, such that each committee member attended at least seventy-five percent (75%) of the meetings held.

Compensation Committee

Our compensation committee was established by unanimous written consent of the Board on October 16, 2020. The compensation committee consists of Mr. Mack III, Mr. Major and Ms. Ortwein, with Ms. Ortwein serving as the chair. The Board has determined that each of Mr. Mack III, Mr. Major and Ms. Ortwein are independent under the Nasdaq Listing Rules and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee, with input from our Chief Executive Officer, reviews and approves, or recommends that the Board approve, the compensation of our executive officers. Prior to the formation of the compensation committee, the Board reviewed and approved both director and executive officer compensation, and the Board continues to review and approve director compensation.

The functions of the compensation committee include, among other things:

●	reviewing and approving our goals and objectives applicable to the compensation of our executive officers;

●	determining and approving the compensation of our executive officers;

●	reviewing and approving and, when appropriate, recommending that the Board approve any employment agreements and any severance arrangements for our executive officers;

●	reviewing, administering and making recommendations to the Board with respect to our incentive equity plans;

●	reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking and evaluating compensation policies and practices that could mitigate any such risk; and

●	evaluating and approving plans, policies, programs and arrangements relating to compensation and benefits of our employees.

During the fiscal year ended December 31, 2023, the compensation committee met six times and all members of the compensation committee attended each meeting, such that each committee member attended at least seventy-five percent (75%) of the meetings held.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee was established by unanimous written consent of the Board on October 16, 2020. The nominating and corporate governance committee consists of Mr. DeSutter, Mr. Major, Ms. Ortwein and Mr. Stuckert, with Mr. DeSutter serving as the chair.

15

The functions of the nominating and corporate governance committee include, among other things:

●	identifying individuals qualified to serve on the Board and its committees consistent with criteria approved by the Board;

●	recommending a slate of director nominees for approval by the Board for election by the shareholders of the Company at the annual meeting;

●	recommending director nominees to fill any vacancies on the Board, in accordance with our Certificate of Formation, bylaws and Texas law;

●	reviewing and making recommendations regarding the structure and composition of the committees of the Board;

●	developing and making recommendations to the Board with regard to our corporate governance guidelines applicable to us; and

●	developing and recommending to the Board for approval the Chief Executive Officer succession plan.

During the fiscal year ended December 31, 2023, the nominating and corporate governance committee met five times and all members of the nominating and corporate governance committee attended each meeting, such that each committee member attended at least seventy-five percent (75%) of the meetings held.

Corporate Development Committee

Our corporate development committee was established by unanimous written consent of the Board on August 8, 2023. The corporate development committee consists of Mr. DeSutter, Mr. Mack III, Mr. Major and Mr. Tanzberger, with Mr. DeSutter serving as the chair.

The functions of the corporate development committee include, among other things:

●	developing long-term corporate development strategies for the Company;

●	reviewing potential strategies for corporate development, developing the Company’s strategic plans, and executing on the strategic plans developed and approved by the Board;

●	reviewing progress on the Company’s development strategies and periodically reporting its evaluations and recommendations to the Board;

●	ensuring that the Company pursues strategic transactions that are consistent with and in furtherance of its corporate development strategies and long-term business plans;

●	reviewing potential strategic transactions which the corporate development committee has identified or which management has presented to the corporate development committee; and

●	executing on all approved strategic transactions and to integrate acquired businesses, monitoring the progress of these strategic transactions, and periodically reporting to the Board how strategic transactions completed by the Company have supported the Company’s development strategies and strategic business plans.

During the fiscal year ended December 31, 2023, the corporate development committee met eight times and each committee member attended at least seventy-five percent (75%) of the meetings held.

16

Director Nominations

Our nominating and corporate governance committee is responsible for, among other things, assisting our Board in identifying qualified candidates to be recommended as director nominees and appointed to stand for election at each annual meeting of shareholders. The nominating and corporate governance committee may consider candidates proposed by a consultant, an executive officer, by any director or by any shareholder, in accordance with procedures established by the nominating and corporate governance committee from time to time. When evaluating director nominees, the Board may consider, among other factors, the potential nominee’s reputation, integrity, independence from the Company, skills and business, government or other professional acumen, bearing in mind the composition of the Board and the current state of the Company and the industry generally. The Board may also consider the number of other public companies for which the person serves as director and the availability of the person’s time and commitment to the Company. In the case of current directors being considered for re-nomination, the Board will also consider the director’s tenure as a member of the Board, the director’s history of attendance at meetings of the Board and the director’s preparation for and participation in such meetings.

The Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our financial condition and results of operations and our relative standing in relation to our competitors.

In identifying director nominees for recommendation to the Board, the nominating and corporate governance committee will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our shareholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure

The leadership structure of the Board provides that the positions of Chairman of the Board and Chief Executive Officer of the Company are filled by two separate individuals. The Board currently believes that this leadership structure best serves the Board’s objectives of oversight of management and the performance of its roles and responsibilities on behalf of shareholders. This structure facilitates the ability of the Executive Chairman to focus efforts on strategic planning and growth of the Company and allows the Chief Executive Officer to concentrate on management and operations of the Company.

Risk Management

The Board is responsible for overseeing the Company’s management and operations. The audit committee provides general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and risk assessment and management, including the Company’s major financial risk exposures and cybersecurity risks. We believe that the Board provides effective oversight of risk management functions. On a regular basis we perform a risk review wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer-term horizon. Plans are then developed to address the risks identified, if any. In addition, members of our management team periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management team is responsible for the Company’s day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face, and that the Board’s leadership structure supports this approach.

Shareholder Communications with Directors

The Board welcomes communication from our shareholders. Shareholders and other interested parties who wish to communicate with a member or members of the Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Corporate Secretary, Sanara MedTech Inc., 1200 Summit Ave, Suite 414, Fort Worth, TX 76102. Our Corporate Secretary will review and forward correspondence to the appropriate person or persons.

17

All communications received as set forth in the preceding paragraph will be opened by our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. The communication must be clearly addressed to the Board or to a specific director. If a response is desired, the individual should also provide contact information such as name, address and telephone number.

Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters completely unrelated to the Board’s functions, Company performance, Company policies or that could not reasonably be expected to affect the Company’s public perception will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, the Board may consider approving a process for review, organization and screening of the correspondence by our Corporate Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors, Director Nominees or executive officers, or in which any director, Director Nominee, officer or principal shareholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors, consultants and their respective family members from the purchasing or selling of our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees and their respective family members from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Executive Officer and Chief Financial Officer.

18

DIRECTOR COMPENSATION

The following table presents the total compensation for each non-employee director during 2023 relating to each such director’s service on the Board for the 12-month term ending on the date of the Annual Meeting.

Non-Employee Director Compensation Table

Name	Fees earned or paid in cash ($)		Stock awards ($)(1)(2)(3)		All other compensation ($)(4)	Total ($)
Ronald T. Nixon	100,000	(5)	307,540	(6)	-	407,540
Robert A. DeSutter	-		102,525		-	102,525
Roszell Mack III	-		97,846		-	97,846
Eric D. Major	-		93,202		-	93,202
Sara N. Ortwein	-		97,846		-	97,846
Ann Beal Salamone	-		83,878		177,697	261,575
James W. Stuckert	-		97,846		-	97,846
Eric D. Tanzberger	-		102,526		-	102,526
Kenneth E. Thorpe(7)	-		-		-	-

(1) In accordance with SEC rules, this column represents the aggregate grant date fair value of shares underlying stock awards, calculated based on the closing price of our common stock on the date of grant in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”), with the exception that the amounts shown assumes no forfeitures. A discussion of the assumptions used in the calculation of the amounts is included in Note 2, “Summary of Significant Accounting Policies” in the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 that was filed with the SEC on March 25, 2024.

(2) The aggregate number of outstanding shares of unvested restricted stock held by each director as of December 31, 2023, was as follows:

Director	Shares of restricted stock
Ronald T. Nixon	8,808
Robert A. DeSutter	2,936
Roszell Mack III	2,802
Eric D. Major	2,669
Sara N. Ortwein	2,802
Ann Beal Salamone	2,402
James W. Stuckert	2,802
Eric D. Tanzberger	2,936
Kenneth E. Thorpe	-

(3) Represents awards of restricted stock granted to the directors for their 12-month term ending on the date of the Annual Meeting.

(4) Represents fees paid to Ms. Salamone pursuant to the consulting agreement entered into between the Company and Ms. Salamone on July 14, 2021 in connection with the Rochal asset acquisition.

(5) Represents cash fees expected to be paid to Mr. Nixon on the date of the Annual Meeting for his service as Executive Chairman pursuant to the 2023 Director Compensation Policy.

19

(6) On May 13, 2023, our Board also approved a grant of shares of restricted stock to Mr. Nixon for services as the Company’s Executive Chairman for the 2022 fiscal year. The grant date fair value of the award granted to Mr. Nixon in 2023 for service provided during 2022 was $223,663. In addition, the Board approved a grant of shares of restricted stock to Mr. Nixon for services as the Company’s Executive Chairman for the first six months of 2023. The grant date fair value of the award granted to Mr. Nixon in 2023 for service provided during the first six months of 2023 was $111,849. Such amounts are not included in the table above.

(7) Our Board did not nominate Kenneth E. Thorpe to stand for re-election when his term expired at the 2023 annual meeting of shareholders.

In February 2022, our Board adopted an annual equity compensation policy as it relates to its outside directors to provide annual retainer fees, payable in shares of restricted common stock. In May and December of 2023, our Board adopted updates to the such policy (as updated, the “2023 Director Compensation Policy”), to provide annual retainer fees, payable in shares of restricted common stock, as follows: (i) to each member of the Board, an annual retainer fee of $90,000; (ii) to the chair of each Board committee, an additional retainer fee as follows: (A) audit committee chair - $20,000, (B) compensation committee chair - $10,000, (C) nominating and corporate governance committee chair - $10,000 and (D) corporate development committee chair - $10,000; (iii) to the Executive Chairman, an annual retainer fee of $240,000 and (iv) to the other members of each Board committee, an additional retainer fee as follows: (A) audit committee member - $10,000, (B) compensation committee member - $5,000, (C) nominating and corporate governance committee member - $5,000 and (D) corporate development committee member - $5,000. The aggregate award value for each fee is determined by using the average of the closing prices for the Company’s common stock over the 20-trading-day period ending on the date of grant. In addition to the foregoing, beginning on the date of the Annual Meeting, the Executive Chairman will receive an annual cash payment of $100,000. We also reimburse each director for reasonable travel expenses related to such director’s attendance at board and committee meetings.

Pursuant to the 2023 Director Compensation Policy, on June 1, 2023, each of our non-employee directors (other than Mr. Thorpe who did not stand for reelection at the 2023 annual meeting) received restricted stock grants for service on the Board and/or its committees from June 1, 2023 to June 1, 2024, which such shares will vest on the earlier of (i) the date of the Annual Meeting or (ii) June 1, 2024, provided that the applicable director is providing services to the Company through such vesting date, as follows:

Outside Director	Number of Shares Granted	Intended Value
Ronald T. Nixon	8,808	$330,000
Robert A. DeSutter	2,936	$110,000
Roszell Mack III	2,802	$105,000
Eric D. Major	2,669	$100,000
Sara N. Ortwein	2,802	$105,000
Ann Beal Salamone	2,402	$90,000
James W. Stuckert	2,802	$105,000
Eric Tanzberger	2,936	$110,000

In May 2023, our Board also approved a cash award in the amount of $50,000 for Mr. Nixon’s service as Executive Chairman for the first six months of the 2023 fiscal year as well as a cash award in the amount of $100,000 for Mr. Nixon’s service as Executive Chairman during the 2022 fiscal year. The cash awards were paid in June 2023 and are not included in the table above. The Board also approved a grant of shares of restricted stock to Mr. Nixon for service as the Company’s Executive Chairman for the 2022 fiscal year and for the first six months of the 2023 fiscal year. The intended value of the award granted to Mr. Nixon in 2023 for service provided during 2022 and the first half of 2023 was $240,000 and $120,000 respectively.

The Company does not sponsor a pension benefits plan, a non-qualified deferred compensation plan or a non-equity incentive plan for its directors.

20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 5, 2024, the number and percentage of outstanding shares of our common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our current directors; (c) each of our Director Nominees to the extent that they are not also a current director; (d) the named executive officers as defined in Item 402 of Regulation S-K and (e) all current directors and executive officers, as a group. As of April 5, 2024, there were 8,622,805 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of shares beneficially owned by a person as shown in the following table does not necessarily reflect the person’s actual voting power on any particular date.

Except as noted in the footnotes below, we believe, based on information provided to us, that the persons named in the table below have sole voting and investment power with respect to all vested shares of common stock beneficially owned by them, and the business address for each person is c/o Sanara MedTech Inc., 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102.

	Common Stock
NAME	Number of shares beneficially owned	Beneficial ownership percentage
Directors, Director Nominees and Named Executive Officers
Ronald T. Nixon (1)	3,557,486	41.3%
Robert A. DeSutter (2)	15,523	*
Zachary B. Fleming (3)	48,854	*
Roszell Mack III (4)	9,497	*
Eric D. Major (5)	2,669	*
Michael D. McNeil (6)	25,998	*
Sara N. Ortwein (7)	14,082	*
Ann Beal Salamone (8)	16,946	*
James W. Stuckert (9)	963,532	11.2%
Eric D. Tanzberger (10)	10,300	*
All directors and executive officers as a group (10 persons)	4,664,887	54.1%
Certain Beneficial Owners
S. Oden “Denny” Howell Jr. (11)	490,394	5.7%
CGI Cellerate RX, LLC (12)	2,452,731	28.4%
FA Sanara, LLC (13)	963,856	11.2%

*	Less than 1%.

(1) Mr. Nixon is a director of the Company and a manager of Catalyst Rochal, LLC, which owns 100% of the equity interest of CGI Cellerate RX, LLC, which owns 2,452,731 shares of the Company’s common stock. Catalyst Rochal, LLC also controls the voting of 95,203 shares owned by Rochal. Mr. Bradley J. Gurasich is also a manager of Catalyst Rochal, LLC and may be deemed to share beneficial ownership of the shares of common stock beneficially owned by CGI Cellerate RX, LLC and Catalyst Rochal, LLC. FA Sanara, LLC owns 963,856 shares of the Company’s common stock. FA Sanara, LLC is managed by Family Alignment, LLC, which is managed by Catalyst, of which Mr. Nixon is President. Mr. Nixon, through a relationship of control of CGI Cellerate RX, LLC, Catalyst Rochal, LLC, and FA Sanara, LLC, may be deemed to share beneficial ownership of the shares of common stock beneficially owned by CGI Cellerate RX, LLC, Rochal and FA Sanara, LLC. Mr. Nixon may be deemed to have shared power to vote and dispose of 3,511,790 shares, and sole power to vote and dispose of 45,696 shares, which includes 8,808 shares of restricted stock that will vest on June 1, 2024.

21

(2) Includes 2,936 shares of restricted stock that will vest on June 1, 2024.

(3) Includes 23,630 shares of restricted stock held by Mr. Fleming that will vest in various installments through March 7, 2027.

(4) Includes 2,802 shares of restricted stock that will vest on June 1, 2024.

(5) Represents shares of restricted stock that will vest on June 1, 2024.

(6) Includes 9,645 shares of restricted stock that will vest in various installments through March 7, 2027.

(7) Includes 2,802 shares of restricted stock that will vest on June 1, 2024.

(8) Includes 2,402 shares of restricted stock that will vest on June 1, 2024.

(9) Includes 2,802 shares of restricted stock that will vest on June 1, 2024. Also includes (i) 10,000 shares held by the Diane V. Stuckert Revocable Trust, (ii) 46,500 shares held by the James W. Stuckert Family Trust, and (iii) 70,254 shares held by Ten Grand Ltd., of which Mr. Stuckert is the general partner.

(10) Includes 2,936 shares of restricted stock that will vest on June 1, 2024.

(11) Based on the Schedule 13D/A and Form 4 filed by S. Oden “Denny” Howell, Jr. on November 18, 2019 and February 26, 2020, respectively, and certain other information available to the Company.

(12) Mr. Nixon and Mr. Gurasich are managers of Catalyst Rochal, LLC, which owns 100% of the equity interest of CGI Cellerate RX, LLC. Mr. Nixon and Mr. Gurasich, through a relationship of control of CGI Cellerate RX, LLC, may be deemed to share beneficial ownership of the shares of common stock beneficially owned by CGI Cellerate RX, LLC and have shared voting power to vote the shares held by CGI Cellerate RX, LLC. This information is based on the Schedule 13D/A filed by CGI Cellerate RX, LLC on February 12, 2020 and certain other information available to the Company. The business address for CGI Cellerate RX, LLC is 1375 Enclave Parkway Houston, Texas 77077.

(13) FA Sanara, LLC is managed by Family Alignment, LLC, which is managed by Catalyst, of which Mr. Nixon is President. Mr. Nixon, through a relationship of control of FA Sanara, LLC, may be deemed to share beneficial ownership of the shares of common stock beneficially owned by FA Sanara, LLC and have shared voting power to vote the shares held by FA Sanara, LLC. This information is based on the Schedule 13D/A filed by FA Sanara, LLC on February 12, 2020 and certain other information available to the Company. The business address for FA Sanara, LLC is 7500 Rialto Blvd., Bldg. II, Suite 220, Austin, Texas 73735.

There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change of control of the Company.

22

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Approving Related Party Transactions

Our audit committee is responsible for reviewing and approving all related-party transactions, defined as those transactions required to be disclosed under Items 404(a) and 404(b) of Regulation S-K and Nasdaq Rule 5630(a-b). Our audit committee is further required to keep our independent auditor informed of the audit committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company. The audit committee is required to review and discuss with our independent auditor the auditor’s evaluation of our identification of, accounting for, and disclosure of our relationships and transactions with related parties, including any significant matters arising from the audit regarding our relationships and transactions with related parties.

A “Related Party Transaction” means a transaction (including any series of related transactions or a material amendment or modification to an existing Related Party Transaction) directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K. Generally, under Item 404 of Regulation S-K, we are required to disclose any transaction occurring since the beginning of the last two fiscal years, or any currently proposed transaction, involving us or our subsidiary where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest.

A “Related Party” means any of the following: (i) any of our directors or Director Nominees; (ii) any of our executive officers; (iii) a person known by us to be the beneficial owner of more than 5% of our common stock or (iv) an immediate family member of any of the foregoing.

The Company was or is currently a participant in the following transactions with related parties since January 1, 2022.

CGI Cellerate RX, LLC

As of April 5, 2024, CGI Cellerate RX, LLC beneficially owned 2,452,731 shares, or 28.4%, of our common stock. CGI Cellerate RX, LLC is an affiliate of Catalyst, whose Founder and Managing Partner is our Executive Chairman, Mr. Nixon.

Sublicense Agreement

In August 2018, we entered into an exclusive, world-wide sublicense agreement (the “Sublicense Agreement”) with CGI Cellerate RX, LLC to distribute CellerateRX Surgical and HYCOL products into the surgical and wound care markets. In January 2021, we amended the term of the Sublicense Agreement to extend the term to May 17, 2050, with automatic successive one-year renewals so long as annual net sales of the licensed products exceed $1.0 million. Prior to the Applied Asset Purchase (as defined below), we paid royalties based on the annual Net Sales of licensed products (as defined in the Sublicense Agreement) consisting of 3% of all collected Net Sales each year up to $12.0 million, 4% of all collected Net Sales each year that exceed $12.0 million up to $20.0 million and 5% of all collected Net Sales each year that exceed $20.0 million. For the years ended December 31, 2023 and 2022, royalty expense was $1.0 million and $1.8 million, respectively, under the terms of this agreement.

In August 2023, we acquired the underlying intellectual property of, as well as the rights to manufacture and sell, CellerateRX Surgical and HYCOL products from Applied Nutritionals, LLC, a Delaware limited liability company (“Applied,” and the transaction, the “Applied Asset Purchase”). In connection with this acquisition, Applied assigned its license agreement with CGI Cellerate RX, LLC to Sanara MedTech Applied Technologies, LLC, a wholly owned subsidiary of the Company (“SMAT”), and no further royalties will be due to Applied thereunder. Since the closing of the Applied Asset Purchase, we indirectly make intercompany royalty payments to SMAT at the same rate as set forth in the Sublicense Agreement. These intercompany royalty payments and the offsetting cost of goods sold were eliminated in consolidation effective as of August 1, 2023.

The Catalyst Group, Inc.

As discussed above, our Executive Chairman, Mr. Nixon, is the Founder and Managing Partner of Catalyst, and Catalyst and its affiliates collectively beneficially own more than 5% of the Company’s outstanding common stock.

23

On March 20, 2023, we entered into a Transaction Advisory Services Agreement (the “Services Agreement”), effective as of March 1, 2023, with Catalyst. Pursuant to the Services Agreement, Catalyst, by and through its directors, officers, employees and affiliates that are not simultaneously serving as directors, officers or employees of the Company (collectively, the “Covered Persons”), agreed to perform certain transaction advisory, business and organizational strategy, finance, marketing, operational and strategic planning, relationship access and corporate development services for the Company in connection with any merger, acquisition, recapitalization, divestiture, financing, refinancing, or other similar transaction in which we may be, or may consider becoming, involved, and any such additional services as mutually agreed upon in writing by and between us and Catalyst (the “Services”).

Pursuant to the Services Agreement, we agreed to reimburse Catalyst for (i) compensation actually paid by Catalyst to any of the Covered Persons at a rate no more than a rate consistent with industry practice for the performance of services similar to the Services, as documented in reasonably sufficient detail, and (ii) all reasonable out-of-pocket costs and expenses payable to unaffiliated third parties, as documented in customary expense reports, as each of (i) and (ii) is incurred in connection with the Services rendered under the Services Agreement, with all reimbursements being contingent upon the prior approval of the audit committee.

The audit committee authorized the entry into the Services Agreement at a meeting duly called and held in March 2023 and approved up to $250,000 in fees to be paid under the Services Agreement for the 2023 calendar year. We incurred $174,486 of costs pursuant to the Catalyst Services Agreement during 2023.

Rochal Industries, LLC

As of April 5, 2024, Rochal beneficially owned 95,203 shares, or 1.1%, of our common stock. Mr. Nixon, our Executive Chairman, is a director of Rochal, and indirectly a significant shareholder of Rochal, and through the potential exercise of warrants, a majority shareholder of Rochal. Additionally, Ms. Salamone, one of our directors, is also a director and significant shareholder of Rochal.

Product License Agreements

On July 7, 2019, we executed a license agreement with Rochal whereby we acquired an exclusive world-wide license to market, sell and further develop antimicrobial products for the prevention and treatment of microbes on the human body utilizing certain Rochal patents and pending patent applications (the “BIAKŌS License Agreement”). Pursuant to the BIAKŌS License Agreement, following the closing of the Company’s common stock offering in February of 2021, the Company made the $750,000 Post Capital Raise Payment (as defined in the BIAKŌS License Agreement) to Rochal in the form of 20,834 shares of our common stock. Pursuant to the BIAKŌS License Agreement, the Company incurred royalty expense of $120,000 and $130,000 in 2022 and 2023, respectively. The royalty expense incurred in 2022 and 2023 represented the annual minimum royalty for the applicable year. Subsequent payments pursuant to the BIAKŌS License Agreement will be in the form of (i) a 2%-4% royalty on net sales of BIAKŌS products, subject to an annual minimum of up to $150,000 and (ii) a 25% royalty on net profit in excess of target up to an annual maximum of $1.0 million.

On October 1, 2019, we executed a license agreement with Rochal whereby we acquired an exclusive world-wide license to market, sell and further develop certain antimicrobial barrier film and skin protectant products for use in the human health care market utilizing certain Rochal patents and pending patent applications (the “ABF License Agreement”). Currently, the products covered by the ABF License Agreement are CuraShield Antimicrobial Barrier Film and no sting skin protectant. No royalties were paid pursuant to the ABF License Agreement in 2022 or 2023. Future payments pursuant to the ABF License Agreement will be in the form of (i) a 2%-4% royalty on net sales of products covered in the ABF License Agreement, subject to an annual minimum of up to $75,000 and (ii) a 25% royalty on net profit in excess of target up to an annual maximum of $500,000. No commercial sales or royalties have been recognized under this agreement as of December 31, 2023.

24

On May 4, 2020, we executed a license agreement with Rochal, whereby we acquired an exclusive world-wide license to market, sell and further develop an autolytic debrider for human medical use to enhance skin condition or treat or relieve skin disorders, excluding uses primarily for beauty, cosmetic, or toiletry purposes (the “Debrider License Agreement”). Pursuant to the Debrider License Agreement, in July 2022, we paid Rochal a $0.6 million milestone payment for the first good manufacturing practice run of the licensed product. Rochal is entitled to additional milestone payments under the Debrider License Agreement of $0.5 million in cash and $1.0 million payable in either cash or common stock upon FDA clearance of the licensed product. Subsequent payments pursuant to the Debrider License Agreement will be in the form of (i) a 2%-4% royalty on net sales of products covered in the Debrider License Agreement, subject to an annual minimum of up to $150,000 and (ii) a 25% royalty on net profit in excess of target up to an annual maximum of $1.0 million.

Asset Purchase

On July 14, 2021, we entered into an asset purchase agreement (the “Asset Purchase Agreement”), effective July 1, 2021, with Rochal pursuant to which we purchased certain assets of Rochal, including, among others, Rochal’s intellectual property, furniture and equipment, supplies, goodwill, rights and claims, other than certain excluded assets (collectively, the “Purchased Assets”) and assumed certain Assumed Liabilities (as defined in the Asset Purchase Agreement), upon the terms and subject to the conditions set forth in the Asset Purchase Agreement (such transaction, the “Rochal Asset Purchase”). The Purchased Assets were purchased for an aggregate purchase price of approximately $1.0 million (the “Purchase Price”), consisting of (i) approximately $0.5 million in cash and (ii) 14,369 shares of our common stock, representing an amount equal to $500,000, based on the average closing sale price of our common stock for the twenty (20) trading days immediately preceding the closing of the Rochal Asset Purchase. The product license agreements discussed above were retained by Rochal and were excluded from the Purchased Assets.

Pursuant to the Asset Purchase Agreement, for the three-year period after July 1, 2021, Rochal is entitled to receive consideration for any new product relating to the Business (as defined in the Asset Purchase Agreement) that is directly and primarily based on an invention conceived and reduced to practice by a member or members of Rochal’s science team. For the three-year period after July 1, 2021, Rochal is also entitled to receive an amount in cash equal to twenty-five percent (25%) of the proceeds actually received for any Grant (as defined in the Asset Purchase Agreement) by either the Company or Rochal. In addition, we agreed to use commercially reasonable efforts to perform Minimum Development Efforts (as defined in the Asset Purchase Agreement) with respect to certain products under development, which, if obtained, will entitle the Company to intellectual property rights from Rochal in respect of such products.

In connection with the Asset Purchase Agreement, we hired certain employees of Rochal on an “at will” basis, with the terms of each such employment being consistent with the Company’s current employment agreements.

Consulting Agreement

Concurrent with the Rochal Asset Purchase, on July 14, 2021, we entered into a consulting agreement with Ms. Salamone pursuant to which Ms. Salamone agreed to provide us with consulting services with respect to, among other things, writing new patents, conducting patent intelligence, and participating in certain grant and contract reporting. In consideration for the consulting services provided to us, Ms. Salamone is entitled to receive an annual consulting fee of $177,697, with payments to be paid once per month. The consulting agreement has an initial term of three years, unless earlier terminated by us, and is subject to renewal. The consulting agreement also contains customary provisions related to, among other things, confidentiality and termination for cause provisions.

25

EXECUTIVE COMPENSATION

The following discussion provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution shareholders not to apply these statements to other contexts.

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of April 15, 2024:

Name	Age	Position
Zachary B. Fleming	49	Chief Executive Officer
Michael D. McNeil	59	Chief Financial Officer
Jacob A. Waldrop(1)	42	Chief Operating Officer

(1) Mr. Waldrop will be appointed to the position of Chief Operating Officer, effective as of April 15, 2024.

Zachary B. Fleming, age 49, has served as the Company’s Chief Executive Officer since January 1, 2022. His business experience is discussed above in “Proposal 1 — Election of Directors.”

Michael D. McNeil, age 59, has served as the Company’s Chief Financial Officer since April 2018. Prior to joining the Company, Mr. McNeil served as Controller for Smith and Nephew’s U.S. Advanced Wound Management Division from 2012 to 2018. Mr. McNeil previously served as Controller and Assistant Controller with Healthpoint Biotherapeutics from 1999 to 2012. Prior to his employment at Healthpoint, Mr. McNeil held several finance and internal audit positions with Burlington Resources, Snyder Oil Corporation, and Union Pacific Corporation. Mr. McNeil earned his Bachelor of Science in Business Administration from the University of Nebraska and is a Texas certified public accountant.

Jacob A. Waldrop, age 42, will be joining the Company to serve as Chief Operating Officer, effective as of April 15, 2024. Prior to joining the Company, Mr. Waldrop served as the Vice President of Finance and Integrations for the newly founded Foot and Ankle division of Enovis (formally DJO). Prior to Trilliant Surgical’s sale to Enovis in 2021, Mr. Waldrop served as Chief Financial Officer for Trilliant Surgical. Prior to his employment at Trilliant Surgical, Mr. Waldrop held several finance, management and controller positions with Alert Logic and The Planet. Mr. Waldrop began his career in public accounting with KMPG in 2005. Mr. Waldrop earned a Bachelor of Science in Accounting and Management Information Systems from Texas A&M University and is a Texas certified public accountant.

Executive Compensation Overview

The compensation program for our executive officers, as presented in the Summary Compensation Table below, is administered by our Board. The intent of our compensation program is to align our executives’ interests with those of our shareholders, while providing reasonable and competitive compensation.

The purpose of this Executive Compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individuals who served as our principal executive officer during fiscal 2023; (ii) our two most highly compensated executive officers, other than the individuals who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2023, with compensation during fiscal year 2023 of $100,000 or more; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2023. We refer to these individuals as our “named executive officers.” For 2023, our named executive officers and the positions in which they served are listed below:

●	Zachary B. Fleming, our Chief Executive Officer; and

●	Michael D. McNeil, our Chief Financial Officer.

26

Summary Compensation Table

The following table and the accompanying notes provide summary information for each of the last two fiscal years concerning cash and noncash compensation awarded to, earned by or paid to our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock awards ($)(3)	All other compensation ($)		Total ($)

Zachary B. Fleming	2023	290,000	245,000	362,046	12,599	(4)	909,645
Chief Executive Officer	2022	290,000	290,000	507,275	13,643	(5)	1,100,918

Michael D. McNeil	2023	215,000	107,500	175,006	8,600	(6)	506,105
Chief Financial Officer	2022	215,000	215,000	163,675	8,680	(6)	602,355

(1)	Represents the amount of base salary actually earned by the named executive officer. For additional information concerning our named executive officer base salaries, see “Narrative Disclosure to Summary Compensation Table” below.
(2)	Represents cash bonuses earned in the respective years. For additional information concerning our named executive officer bonuses, including information regarding when such bonuses were paid, see “Narrative Disclosure to Summary Compensation Table” below.
(3)	The amounts reported in this column do not reflect the actual economic value realized by our named executive officers. In accordance with SEC rules, this column represents the aggregate grant date fair value of shares underlying stock awards, calculated based on the closing price of our common stock on the date of grant in accordance with ASC 718, with the exception that the amounts shown assumes no forfeitures. A discussion of the assumptions used in the calculation of the amounts is included in Note 2, “Summary of Significant Accounting Policies” in the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 that was filed with the SEC on March 25, 2024.
(4)	Consists of (i) $10,800 in auto allowances, (ii) $1,295 for personal travel costs and (iii) $504 for certain employee business gifts.
(5)	Consists of (i) $10,800 in auto allowances, (ii) $2,352 for personal travel costs and (iii) $491 for certain employee business gifts.
(6)	Represents a 4% matching contribution under our 401(k) savings plan.

Narrative Disclosure to Summary Compensation Table

Executive Compensation Overview

Our compensation committee determines and approves the compensation provided to our executive officers. Executive compensation typically consists of a base salary, an annual cash bonus and longer-term incentive compensation of equity-based incentive awards. The intent of our compensation program is to, among other things, align our executives’ interests with those of our shareholders, while providing reasonable and competitive compensation. The compensation committee may invite such members of management to its meetings as it deems appropriate. However, no executive officer may be present during compensation committee or Board deliberations or voting at which his or her compensation is discussed or determined. The compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and shall be directly responsible for the appointment, compensation, and oversight of the work of any such compensation adviser. Any recommendations made by such compensation adviser are nonbinding and authority to determine compensation structure remains the sole responsibility of the compensation committee.

27

Base Salary

The base salaries of our named executive officers are described in further detail below:

	Base Salaries
Name	2022	2023	% Change
Zachary B. Fleming(1)	290,000	290,000	0%
Michael D. McNeil(1)	215,000	215,000	0%

(1)	As discussed in further detail below under “Employment Agreements”, the base salaries of Messrs. Fleming and McNeil were increased as of January 1, 2022 pursuant to their respective employment agreements.

Effective January 1, 2024, the compensation committee of the Board approved a base salary increase for each of Mr. Fleming and Mr. McNeil. Mr. Fleming’s annual base salary was increased from $290,000 to $350,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board. Mr. McNeil’s annual base salary was increased from $215,000 to $225,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board.

Stock Awards

On March 8, 2022, our Board approved the following annual restricted stock grants to our named executive officers:

Named Executive Officer	Shares of Restricted Stock(1)
Zachary B. Fleming	8,831
Michael D. McNeil	6,547

(1)	The shares of restricted stock vest in three equal installments, with one-third of the shares having vested on each of March 1, 2023 and 2024, and the remaining one-third of such shares vesting on March 1, 2025.

In addition, on January 1, 2022, in connection with Mr. Fleming’s appointment as Chief Executive Officer, the Board granted Mr. Fleming a one-time award of 10,000 shares of restricted stock, one-third of which vested on each of January 1, 2023 and 2024, and one-third of which will vest on January 1, 2025.

On March 1, 2023, our Board approved the following annual restricted stock grants to our named executive officers:

Named Executive Officer	Shares of Restricted Stock(1)
Zachary B. Fleming	8,724
Michael D. McNeil	4,217

(1)	The shares of restricted stock vest in three equal installments, with one-third of the shares having vested on March 1, 2024, and the remaining two-thirds vesting in equal instalments on March 1, 2025 and 2026.

Cash Bonuses

In February 2023, the compensation committee approved discretionary cash bonuses, as shown above in the Summary Compensation Table, for our named executive officers based on Company and individual performance in 2022.

In March 2024, the compensation committee approved discretionary cash bonuses, as shown above in the Summary Compensation Table, for our named executive officers based on Company and individual performance in 2023.

Other Compensation

Benefits and Retirement Plans. We provide company benefits that we believe are standard in the industry to all of our employees, including our named executive officers. These benefits consist of a group medical insurance program for employees and their qualified dependents, the majority of which is currently paid for by the Company. We sponsor a 401(k) tax deferred savings plan, whereby we match a portion of each employees’ contributions in cash. Participation in the plan is voluntary and all employees of the Company who are 18 years of age are eligible to participate. The Company matches employee contributions dollar-for-dollar on the first 4% of an employee’s pre-tax earnings, subject to individual IRS limitations.

28

We do not sponsor any pension benefit plans and none of our named executive officers contribute to such a plan.

Non-Qualified Deferred Compensation. We do not sponsor any non-qualified defined compensation plans or other non-qualified deferred compensation plans and none of our named executive officers contribute to any such plans.

Perquisites and Indemnification. We do not typically provide perquisites to our named executive officers that are not available to employees generally. However, from time to time, we may provide perquisites for recruitment or retention purposes. Mr. Fleming receives an auto allowance each year in the amount of $900 per month. In 2022 and 2023, our named executive officers received an incentive trip in connection with the Company’s retreat for its sales team and additional incentive gifts. In addition, pursuant to our organizational documents, we are required to indemnify, to the fullest extent permitted by applicable law, any person who was or is made, or is threatened to be made, a party, or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she, or a person for whom he or she is a legal representative, is or was a director or an officer of the Company, including our named executive officers.

Employment Agreements

We have employment agreements with our named executive officers, which are described below.

Fleming Agreement. Effective June 1, 2019, we entered into an employment agreement with Mr. Fleming (the “Prior Fleming Agreement”). The Prior Fleming Agreement provided for an initial two-year term, with automatic one-year renewals unless either party were to give prior notice to the other party of its desire to terminate the agreement. The Prior Fleming Agreement provided for an initial base salary of $225,000, a one-time bonus payment of $25,000, an annual bonus opportunity equal to 50% of base salary, and an initial stock grant equal to $112,500. The initial stock grant was to vest in one-third increments for each year completed after the date of issuance. In the event that Mr. Fleming was terminated by the Company without cause, Mr. Fleming would have been entitled to receive a severance package, which included one year of base salary following the effective date of termination, paid in twelve equal monthly installments, and continued participation in any health care benefits provided by the Company to its employees, provided that Mr. Fleming delivered to the Company an executed release of claims.

On December 22, 2021, the Board appointed Mr. Fleming as the Chief Executive Officer of the Company, effective January 1, 2022. In connection with his appointment, on April 28, 2022, we entered into an Amended and Restated Employment Agreement with Mr. Fleming (the “Fleming Employment Agreement”). Pursuant to the Fleming Employment Agreement, Mr. Fleming’s annual base salary was increased from $225,000 to $290,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board. In addition, Mr. Fleming is eligible to receive an annual award of shares of restricted common stock equal to an amount of up to 75% of his base salary, subject to approval of the Board. In accordance with the Fleming Employment Agreement, Mr. Fleming is also eligible to receive an annual cash bonus of up to 50% of his base salary based on annual performance metrics during the term of his employment, customary benefits and reimbursement for reasonable business expenses, as well as other customary employment benefits including paid vacation. In connection with Mr. Fleming’s appointment as Chief Executive Officer of the Company, the Board granted Mr. Fleming a one-time award of 10,000 shares of restricted stock, one-third of which vested on each of January 1, 2023 and 2024, and one-third of which will vest on January 1, 2025.

McNeil Agreement. On April 28, 2022, we entered into an employment agreement (the “McNeil Employment Agreement”) with Mr. McNeil pursuant to which Mr. McNeil’s annual base salary was increased, effective January 1, 2022, to $215,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board. In addition, Mr. McNeil is eligible to receive an annual award of shares of restricted common stock equal to an amount of up to 75% of his base salary, subject to approval of the Board. The McNeil Employment Agreement also provides that Mr. McNeil is eligible to receive an annual cash bonus of up to 50% of his base salary based on annual performance metrics during the term of his employment, customary benefits and reimbursement for reasonable business expenses, as well as other customary employment benefits including paid vacation.

29

Fleming and McNeil Severance. In the event that the employment of Mr. Fleming or Mr. McNeil is terminated for “cause” (as defined in each respective employment agreement), by the employee for any reason except for “good reason” (as defined in each respective employment agreement), then such employee is entitled to receive their base salary earned and accrued through the effective date of termination, plus reimbursement for any approved expenses incurred but unpaid as of such date. In the event that the employment of Mr. Fleming or Mr. McNeil is terminated by the Company without cause or due to the employee for good reason, such employee shall be entitled to receive a severance package which includes one year of base salary following the effective date of termination, paid in 24 equal semi-monthly installments in accordance with the Company’s regular payroll practices, and continued participation in any health care benefits provided by the Company to its employees for the period of time during which severance payments are paid to such employee, which continued participation in health care benefits may be through participation under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) and reimbursement of COBRA premiums paid by the employee for such continued participation; provided that the employee executes and delivers a release of claims to the Company.

As discussed above, effective January 1, 2024, the compensation committee of the Board approved a base salary increase for each of Mr. Fleming and Mr. McNeil. Mr. Fleming’s annual base salary was increased from $290,000 to $350,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board. Mr. McNeil’s annual base salary was increased from $215,000 to $225,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board.

Equity Compensation Plan Information

The following table includes information regarding securities authorized for issuance under our equity compensation plans as of December 31, 2023.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	144,211		$34.07	1,419,503	(1)
Equity compensation plans not approved by security holders	93,892	(2)	$10.22	-
Total	238,103		$24.67	1,419,503

(1)	Represents shares of common stock available for issuance under the 2014 Plan (as defined below), which permits the issuance of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards.
(2)	Represents shares of common stock issuable upon the exercise of stock options previously granted under the Precision Healing Plan (as defined below), which was assumed by the Company on April 4, 2022.

30

2014 Plan. On May 9, 2014, the Board approved the 2014 Omnibus Long-Term Incentive Plan (the “2014 Plan”), which went into effect on September 3, 2014. The Board subsequently amended and restated the 2014 Plan, effective February 10, 2020 to, among other things, increase the number of shares available for grant under the 2014 Plan, and the shareholders approved the amendment on July 9, 2020. We may issue up to 2,000,000 shares of common stock pursuant to awards under the 2014 Plan. The purpose of the 2014 Plan is to (i) attract and retain skilled and qualified officers, employees and directors who are expected to contribute to our success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of our shareholders. Under the 2014 Plan, we are authorized to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance share awards to our officers, directors, employees and consultants. The 2014 Plan is administered by the Board. Unless amended prior to the termination date, the 2014 Plan will terminate on September 3, 2024, but previously granted awards will remain outstanding until they expire by their terms or under the terms of the 2014 Plan.

Pursuant to the terms of the 2014 Plan, except as otherwise provided in an award agreement, upon the occurrence of a Change in Control, all outstanding stock options and all restricted share awards immediately become fully exercisable and vested. Under the 2014 Plan, a “Change in Control” is defined as (i) a sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly owned subsidiary of the Company; (ii) a merger or consolidation to which the Company is a party if all persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation become beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of securities having less than 50% of the total combined voting power for election of directors (or comparable governing body) of the surviving corporation or other entity following the effective date of such merger or consolidation; or (iii) the approval by shareholders of the Company of any plan or proposal for the liquidation of the Company or its subsidiaries (other than into the Company).

Pursuant to the agreements governing restricted stock awards granted under the 2014 Plan, upon the termination of an employee’s employment with the Company or any of its subsidiaries for any reason, the employee shall immediately forfeit all shares of restricted stock which have not vested.

Precision Healing Plan. On April 1, 2022, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, United Wound and Skin Solutions, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“UWSS”), Precision Healing Inc., a Delaware corporation (“Precision Healing”), PH Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), PH Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”), and Furneaux Capital Holdco, LLC (d/b/a BlueIO), solely in its capacity as the representative of the securityholders of Precision Healing. On April 4, 2022 (the “Closing Date”), the transactions contemplated by the Merger Agreement closed and Merger Sub I merged with and into Precision Healing, with Precision Healing being the surviving entity and becoming a wholly owned subsidiary of UWSS and an indirect subsidiary of the Company (the “First Merger”). In addition, as part of the same overall transaction, the surviving entity of the First Merger merged with and into Merger Sub II, with Merger Sub II being the surviving entity and continuing as a wholly owned subsidiary of UWSS and an indirect subsidiary of the Company.

Pursuant to the Merger Agreement, on the Closing Date, the Precision Healing options previously granted under the Precision Healing Inc. 2020 Stock Option and Grant Plan (the “Precision Healing Plan”) and outstanding immediately prior to the First Merger Effective Time (as defined in the Merger Agreement) converted pursuant to their terms into options to acquire, on the same terms and conditions as were applicable under such Precision Healing options immediately prior to the First Merger Effective Time, an aggregate of 144,191 shares of common stock, par value $0.001 per share, of the Company with a weighted exercise price of $10.71 per share. Concurrent with our assumption of the Precision Healing Plan, we terminated the ability to offer future awards under the Precision Healing Plan.

Change of Control

Upon a Change in Control of the Company, all restricted stock awards become fully vested. No executive officers are otherwise entitled to any payments as a result of a Change in Control of the Company.

31

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning outstanding equity awards as of December 31, 2023, for our named executive officers. Market value was determined using the last sale price of our common stock on December 29, 2023, which was $41.10.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Zachary B. Fleming	-	-	-	-	20,874	857,922
Michael D. McNeil	-	-	-	-	9,618	395,300

(1) Represents restricted shares that vested or vest as follows:

Name	Shares of Restricted Stock	Vesting Schedule
Zachary B. Fleming	6,988	33% on each of March 1, 2024 and the two subsequent anniversaries thereof
	5,888	50% on each of March 1, 2024 and the subsequent anniversary thereof
	1,331	100% on February 1, 2024
	6,667	50% on each of January 1, 2024 and the subsequent anniversary thereof
Michael D. McNeil	4,217	33% on each of March 1, 2024 and the two subsequent anniversaries thereof
	4,365	50% on each of March 1, 2024 and the subsequent anniversary thereof
	1,036	100% on February 1, 2024

32

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. In determining the “compensation actually paid” to our named executive officers (“NEOs”), we are required to make various adjustments to amounts that are reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both reported in our Summary Compensation Table, as well as the adjusted values required in this section, for the 2023, 2022 and 2021 fiscal years.

Year	Summary Compensation Table Total for PEO (Current)(1) ($)	Compensation Actually Paid to PEO (Current)(2) ($)	Summary Compensation Table Total for PEO (Former)(1) ($)	Compensation Actually Paid to PEO (Former)(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3) ($)	Value of Initial Fixed $100 Investment based on TSR ($)(4)	Net Loss ($)(5)
2023	909,645	784,310	-	-	707,875	657,924	82.36	(4,303,197)
2022	1,100,918	1,563,716	-	-	489,021	595,800	91.18	(7,937,497)
2021	759,272	534,199	379,678	248,227	371,042	193,200	59.22	(7,921,914)

33

(1)	The dollar amounts reported in this column are the amounts of total compensation reported in the “Total” column of the Summary Compensation Table for the 2021, 2022 and 2023 fiscal years for the persons who served as our principal executive officer (“PEO”) for the applicable year. Effective December 31, 2021, J. Michael Carmena resigned as our Principal Executive Officer. Mr. Carmena’s compensation information for 2021 is included in this table as a former PEO in accordance with Item 402(v) of Regulation S-K. Mr. Carmena’s compensation information for 2022 and 2023 is not included because he did not serve as our PEO during 2022 nor 2023. Effective January 1, 2022, Mr. Fleming was appointed as Chief Executive Officer, and since such date, has performed the duties of PEO. For additional information, see “Executive Compensation—Summary Compensation Table.”

(2)	The dollar amounts reported in this column represent the amount of “compensation actually paid” to our current and former PEO and our other NEOs (on average), as computed in accordance with Item 402(v) of Regulation S-K. “Compensation actually paid” is computed by subtracting the amounts in the “Stock Awards” column of the Summary Compensation Table for the applicable year from the “Total” column of the Summary Compensation Table for the applicable year and then, as applicable: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year and (vi) adding the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The following table reflects the adjustments made to compute “compensation actually paid”:

	2023		2022			2021
	PEO	Non-PEO NEOs	PEO	Non-PEO NEOs	PEO	FORMER PEO	Non-PEO NEOs
Summary Compensation Table Total ($)	909,645	707,875	1,100,918	489,021	759,272	379,678	371,042
Adjustments
Stock Awards ($)	(362,046)	(175,006)	(507,275)	(191,681)	(106,972)	-	(84,402)
Fair Value of Equity Awards ($)
Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	287,207	173,319	856,811	189,530	117,993	104,873	93,097
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in the Prior Year	(61,098)	(23,764)	114,537	38,041	(214,774)	(198,758)	(164,021)
Change in Fair Value of Prior Year Equity Awards Vested in the Covered Year	(53,960)	(24,500)	(1,275)	408	(21,320)	(37,566)	(22,515)
Fair Value on Vesting Date of Equity Awards Granted and Vested in the Covered Year	64,562	-	-	70,481	-	-	-
Total Adjustments for Fair Value of Equity Awards ($)	236,711	125,055	970,073	298,460	(118,101)	(131,451)	(93,439)
Compensation Actually Paid ($)	784,310	657,924	1,563,716	595,800	534,199	248,227	193,201

34

(3)	The dollar amounts reported in this column represent the average of the amounts reported for our NEOs as a group (excluding Messrs. Fleming and Carmena) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Messrs. Fleming and Carmena) included for purposes of calculating the average amounts in each applicable year are as follows: for 2023, Mr. McNeil, for 2022, Messrs. McNeil and Morrison, and for 2021, Messrs. McNeil and Shawn M. Bowman.

(4)	The amounts reported in this column reflect our cumulative total shareholder return (“TSR”) as of December 31 of each year presented, assuming an initial fixed $100 investment on December 31, 2020. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2023, 2022 or 2021.

(5)	The dollar amounts reported represent the amount of net loss attributable to the Company’s shareholders as reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEO and former PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Loss during the three most recently completed fiscal years.

PEO, Former PEO and Average NEO Compensation Actually Paid Versus Company Net Loss
Compensation Actually Paid ($ Thousands)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$(3,000)
$(4,000)
$(5,000)
$(6,000)
$(7,000)
$(8,000)
$(9,000)
Company Net Loss ($ Thousands)
2023
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to NEOs
Compensation Actually Paid to Former PEO
Company Net Loss

35

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO and former PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO, Former PEO and Average NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Thousands)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Company TSR (FYE 2020 Indexed to $100)
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
2023
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to NEOs
Compensation Actually Paid to Former PEO
Company TSR

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

36

PROPOSAL 2: APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF FORMATION TO PROVIDE THAT THE NUMBER OF DIRECTORS CONSTITUTING THE BOARD SHALL BE FIXED BY THE BYLAWS AND TO MAKE OTHER UPDATES AND MODERNIZATIONS

Background

On March 21, 2024, the Board unanimously adopted resolutions (i) approving, subject to the approval of the Company’s shareholders, an amended and restated certificate of formation which conforms the Company’s current Certificate of Formation to the provisions of the Texas Business Organizations Code (the “TBOC”) and updates the current Certificate of Formation to provide that the number of directors constituting the Board shall be fixed from time to time pursuant to the Bylaws (as amended and restated, the “Amended and Restated Certificate of Formation”), (ii) recommending that the Company’s shareholders approve the Amended and Restated Certificate of Formation and (iii) approving, subject to approval of the Amended and Restated Certificate of Formation the filing of it with the Secretary of State of the State of Texas, an increase of the size of the Board from eight to nine directors.

The TBOC was promulgated to modernize applicable law governing Texas entities, including the Texas Business Corporations Act (the “TBCA”), and to consolidate existing law governing Texas entities into one set of statutory provisions. The TBOC became effective on January 1, 2006 for all entities formed in Texas on or after that date. Unless existing entities elected early adoption to be governed by the TBOC, the TBOC did not apply to them until January 1, 2010. After January 1, 2010, the Company and all other entities formed in Texas, regardless of the date of formation, became governed by the TBOC.

At the time of its adoption, the TBOC was primarily not intended to effect substantive changes in Texas law governing business organizations, as many of the differences between the TBOC and the TBCA regarding Texas corporations related to terminology rather than substance. The TBOC does, however, require a Texas corporation to amend its certificate of formation (formerly articles of incorporation) to conform to the TBOC when the corporation files an amendment to its certificate of formation for any other reason. Because our Board has authorized, and we are requesting shareholder approval of, an amendment to our current Certificate of Formation to provide that the number of directors constituting the Board shall be fixed from time to time pursuant to the Bylaws, we are required by the TBOC to also amend and restate the Certificate of Formation to conform to the TBOC.

Currently, Article Fifteen of our Certificate of Formation provides that the size of our Board shall be composed of no more than eight directors. The Board is proposing to amend and restate the Certificate of Formation to provide that the number of directors constituting the full Board be fixed by the Bylaws. The Bylaws provide that the number of directors who shall constitute the whole Board shall be such number as the Board shall from time to time have designated, except that in the absence of any such designation, such number shall be eight.

As required by the TBOC, because the Amended and Restated Certificate of Formation is being proposed, the Amended and Restated Certificate of Formation also contains certain updates and modernizations to our current Certificate of Formation to conform to the TBOC, including, among others: (i) replacing the term “Texas Business Corporation Act” with the term “Texas Business Organizations Code”, (ii) replacing the reference to the Articles of Incorporation with a reference to the Amended and Restated Certificate of Formation, (iii) updating our registered address and registered agent and (iv) removing certain information about the Company’s initial director, which is not required to be repeated under the TBOC.

The proposed Amended and Restated Certificate of Formation is set forth in its entirety in Annex A, and a marked version of the Amended and Restated Certificate of Formation, showing all of the proposed changes from the current Certificate of Formation is set forth in Annex B. If the proposed Amended and Restated Certificate of Formation is approved by shareholders at the Annual Meeting, it will become effective upon our filing it with the Secretary of State of the State of Texas.

37

Reasons for the Amended and Restated Certificate of Formation

The Board, including its committees, regularly reviews the Company’s corporate governance policies and procedures. The Board, in its continuing review of corporate governance matters, after careful consideration and upon recommendation by management, now recommends shareholders approve of a proposal to amend and restate the Certificate of Formation to provide that the number of directors constituting the Board shall be fixed from time to time pursuant to the Bylaws and to make other updates and modernizations.

The Board believes that amending and restating the current Certificate of Formation to allow the number of directors to be changed in the manner provided in the Bylaws will provide flexibility, simplicity and convenience in setting the number of directors. Many companies that incorporate today permit the number of directors to be changed in this manner. The Board believes it should be able to change the number of directors without having to call a special meeting of shareholders or wait until the next annual meeting to make such change, and without having to comply with any special voting, filing or other requirements that may apply to amendments of the Company’s Certificate of Formation. The Board might want to make such a change for various reasons, including the following:

●	if the Company, in order to maintain its listing on a national securities exchange, needs to appoint additional directors to meet independence, financial literacy or other requirements;

●	from time to time, the accepted best practice with respect to the size of corporate boards or boards within the Company’s industry may change, and the Board would like to be able to keep up with such changes as appropriate; and

●	the Board may seek in the future to broaden the diversity of experience, background, education or other criteria represented by the Company’s directors.

As discussed above, the Board has approved, subject to shareholder approval of the Amended and Restated Certificate of Formation and the filing of it with the Secretary of State of the State of Texas, an increase of the size of the Board from eight to nine directors. The Board believes that the Company would benefit from having a larger board of directors. The Board believes that increasing the size of the Board will allow for a greater variety of perspectives on the Board with increased breadth and depth of experience and skills necessary for proper oversight of the Company’s affairs and will enhance its overall collective effectiveness. Specifically, the Board believes an increase in its size will provide the opportunity to add Mr. Fleming to the Board, who has demonstrated experience and expertise relevant to our business, operations and industry. The election of Mr. Fleming in Proposal 3 is contingent on the affirmative approval of this Proposal 2 and the increase in the number of directors from eight to nine.

The Board has determined that it would be in the best interests of the Company and its shareholders to make other such necessary updates and modernizations to our Certificate of Formation as described above. The Board believes these updates and modernizations align the Company with the TBOC to ensure compliance with existing law.

Vote Required and Board Recommendation

Assuming the presence of a quorum, the approval of the amendment and restatement of our Certificate of Formation requires the approval of the holders of a majority of the shares of the Company entitled to vote on the proposal.

The Board recommends that you vote “FOR” the approval of the amendment and restatement of the Certificate of Formation to provide that the number of directors constituting the Board shall be fixed from time to time pursuant to the Bylaws and to make other updates and modernizations.

38

PROPOSAL 3: APPROVAL OF THE ELECTION OF ONE DIRECTOR TO FILL A VACANCY TO BE CREATED FROM AN INCREASE IN THE SIZE OF THE BOARD OF DIRECTORS

Background

On March 21, 2024, the Board unanimously adopted a resolution approving, subject to approval of the Amended and Restated Certificate of Formation under Proposal 2 and the filing of it with the Secretary of State of the State of Texas, an increase of the size of the Board from eight to nine directors. Pursuant to this Proposal 3, Mr. Fleming has been appointed to fill the vacancy resulting from the increase in the size of the Board on or shortly after the date of the Annual Meeting. Mr. Fleming has served as the Company’s Chief Executive Officer since January 1, 2022. His business experience is discussed above in “Proposal 1 — Election of Directors.”

Reasons for the Election of One Director to Fill a Newly Created Vacancy

The Board believes that the Company would benefit from having a larger board of directors and that increasing the size of the Board will allow for a greater variety of perspectives on the Board with increased breadth and depth of experience and skills necessary for proper oversight of the Company’s affairs and will enhance its overall collective effectiveness. Specifically, the Board, upon recommendation of the nominating and corporate governance committee, has nominated Zachary B. Fleming, our Chief Executive Officer, as a new director nominee to serve on our Board. The Board believes that Mr. Fleming is an excellent addition to the Board and further enhances the experience and expertise in the boardroom relating to our business, operations and industry. Mr. Fleming’s nomination was informed by the Board’s continued focus on its composition and its annual evaluation process, which ensures the appropriate balance of skills, diversity, experience and tenure in light of our business needs. See “Director Nominations” under “Proposal 1: Election of Directors” for more information on our director nomination process.

Condition on Other Proposal

The election of Mr. Fleming in this Proposal 3 is conditioned on the affirmative approval of Proposal 2 at the Annual Meeting and the increase in the number of directors from eight to nine. If Proposal 2 is not approved at the Annual Meeting, then Proposal 3 will not be presented.

Vote Required and Board Recommendation

If a quorum is present, the director nominee receiving the highest number of votes will be elected as a director.

The Board recommends that you vote “FOR” the election of Mr. Fleming to fill a vacancy to be created from an increase in the size of the Board.

39

PROPOSAL 4: APPROVAL OF THE ADOPTION OF THE 2024 PLAN

Background

The Board is seeking the approval of our shareholders of a new Sanara MedTech Inc. 2024 Omnibus Long-Term Incentive Plan (the “2024 Plan”), which was adopted by the Board on March 21, 2024, subject to shareholder approval. The 2024 Plan is intended to be a successor to the Sanara MedTech Inc. Restated 2014 Omnibus Long-Term Incentive Plan (the “2014 Plan”), which is scheduled to expire as of September 3, 2024 (the “Expiration Date”). No further awards have been or will be made under the 2014 Plan on or after the Expiration Date, and awards granted under the 2014 Plan prior to the Expiration Date will continue in accordance with the terms of the applicable award agreements and the 2014 Plan.

The purpose of the 2024 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key consultants, and outside directors. The 2024 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. The 2024 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key consultants, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws. The 2024 Plan is administered by the compensation committee of our Board.

A copy of the 2024 Plan is included as Annex C to this Proxy Statement. Below is a summary of certain key provisions of the 2024 Plan, which is qualified in its entirety by reference to the full text of the 2024 Plan.

Description of the 2024 Plan

Purpose. The purpose of the 2024 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key consultants, and outside directors. The 2024 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The 2024 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key consultants, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2024 Plan was originally approved by our Board on March 21, 2024, subject to shareholder approval. The 2024 Plan will be effective upon approval by our shareholders (such date being, the “Effective Date”), and the 2024 Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by our Board. No award may be made under the 2024 Plan after its termination date, but awards made prior to the termination date may extend beyond that date.

Share Authorization. Subject to certain adjustments and to increase by any shares subject to Prior Plan Awards (defined below) that are eligible for reuse, the number of shares of our common stock that are reserved for issuance pursuant to awards under the 2024 Plan is one million (1,000,000) shares, of which 100% may be delivered pursuant to incentive stock options. “Prior Plan Awards” means (i) any awards under the Prior Plan (defined below) that are outstanding on the Effective Date and that, on or after the Effective Date, are forfeited, expire, or are canceled; and (ii) any shares subject to awards relating to common stock under the Prior Plan that, on or after the Effective Date, are settled in cash. “Prior Plan” means the 2014 Plan. Any awards outstanding under the Prior Plan as of the Effective Date will continue to be governed by the terms and conditions of the Prior Plan and the applicable award agreement.

40

Shares to be issued may be made available from authorized but unissued shares of our common stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2024 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2024 Plan. If an award under the 2024 Plan or any Prior Plan Award is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2024 Plan. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2024 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. Shares of common stock otherwise deliverable pursuant to an award that are withheld upon exercise or vesting of an award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the participant and shall be counted against the maximum number of shares of common stock that may be issued under the 2024 Plan. An award will not reduce the number of shares that may be issued pursuant to the 2024 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; or shares cancelled on account of termination, expiration, or lapse of an award shall again be available for grant as incentive stock options under the 2024 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The 2024 Plan is administered by the compensation committee of our Board (the “Committee”). At any time there is no Committee to administer the 2024 Plan, any reference to the Committee is a reference to the Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2024 Plan; establish and revise rules and regulations relating to the 2024 Plan; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes necessary for the administration of the 2024 Plan. The Committee may delegate certain duties to one or more of our officers as provided in the 2024 Plan.

Eligibility. Employees (including any employee who is also a director or an officer), consultants, and outside directors of us or our subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the 2024 Plan. As of April 5, 2024, we had 106 employees, 6 consultants, and 8 directors who would be eligible for awards under the 2024 Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or nonqualified stock options, provided that only employees of us and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. No dividends or dividend equivalent rights may be paid or granted with respect to any stock option granted under the 2024 Plan. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares of common stock having an aggregate fair market value equal to the aggregate option price at the time of exercise; and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

41

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2024 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of our common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions. Except as otherwise provided in the 2024 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a shareholder of the Company holding the class of common stock that is the subject of the restricted stock, including, if applicable, the right to vote the common stock and the right to receive any dividends thereon.

Performance Awards. The Committee may grant performance awards payable in cash, shares of common stock, other consideration, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2024 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance issued thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, in which case, the Committee may modify the performance measures or objectives and/or the performance period as the Committee deems appropriate in its sole discretion.

Performance Goals. Awards under the 2024 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall consist of one or more or any combination of the following criteria (the “Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or shareholders’ equity; market share; inventory levels, inventory turn, or shrinkage; or total return to shareholders. Any Performance Criteria may be used to measure our performance as a whole or any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

42

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2024 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Vesting, Forfeiture, Recoupment and Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2024 Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of our financial statements as set forth in our clawback policy, as such policy may be approved or modified by our Board from time to time.

Awards granted under the 2024 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of certain award of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (x) such Immediate Family Members, and/or (y) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2024 Plan; (iv) the option price of each outstanding award; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2024 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2024 Plan to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2024 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

43

Amendment or Discontinuance of the 2024 Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2024 Plan in whole or in part; provided, however, that (i) no amendment that requires shareholder approval in order for the 2024 Plan and any awards under the 2024 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our shareholder entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2024 Plan may adversely affect any rights of any participants or obligations of us to any participants with respect to any outstanding awards under the 2024 Plan without the consent of the affected participant.

No Repricing of Stock Options or SARs. The Committee may not, without the approval of the Company’s shareholders, “reprice” any stock option or SAR. For purposes of the 2024 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its exercise price or base price; (ii) canceling a stock option or SAR at a time when its exercise price or base price exceeds the fair market value of a share of common stock in exchange for cash or a stock option, SAR, award of restricted stock or other equity award; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization; or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2024 Plan.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2024 Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for U.S. federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the U.S. federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

44

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant upon exercise of the ISO (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

45

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2024 Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2018. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2018, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2024 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

46

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2024 Plan and, thus, have a personal interest in the approval of the 2024 Plan.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2024 Plan because the grant of awards and the terms of such awards are to be determined in the sole discretion of the Committee.

As of April 4, 2024, the fair market value of our common stock is $34.19 per share based on the closing price of our common stock on the Nasdaq Capital Market.

Vote Required and Board Recommendation

Assuming the presence of a quorum, the approval of the 2024 Plan requires the vote of the holders of a majority of the shares entitled to vote that are actually voted for, against or expressly abstained on the proposal.

The Board recommends that you vote “FOR” the approval of the 2024 Plan.

47

PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Weaver and Tidwell, L.L.P. has served as the Company’s independent registered public accounting firm since September 8, 2021. The Board has selected Weaver and Tidwell, L.L.P. as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2024. We expect that representatives of Weaver and Tidwell, L.L.P. will virtually attend the Annual Meeting. If present, they will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Annual Meeting.

The Board is asking shareholders to ratify the appointment of Weaver and Tidwell, L.L.P. If our shareholders do not ratify the appointment of Weaver and Tidwell, L.L.P. at the Annual Meeting, the Board may consider other accounting firms for the fiscal year ending December 31, 2024. The Board will be under no obligation, however, to appoint a new independent registered public accounting firm.

Vote Required and Board Recommendation

Assuming the presence of a quorum, the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the vote of the holders of a majority of the shares entitled to vote that are actually voted for, against or expressly abstained on the proposal.

The Board recommends that you vote “FOR” the ratification of the selection of Weaver and Tidwell, L.L.P. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

48

AUDIT COMMITTEE MATTERS

Audit Committee Report

The audit committee assists the Board in its general oversight of the Company’s financial reporting processes. The audit committee charter describes in greater detail the full responsibilities of the audit committee. During each fiscal year, the audit committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the audit committee meets with management and independent registered public accountants to review and discuss annual audited financial statements and quarterly financial statements. The audit committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the audit committee meets separately with the independent registered public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the audit committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention, reviewing the scope of their audit services, approving audit and non-audit services and confirming the independence of the independent registered public accountants. Together with senior members of the Company’s financial management team, the audit committee reviews the overall audit scope and plans of the independent registered public accountants, the results of external audit examinations and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the audit committee reviews key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the audit committee continues to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent registered public accountants prior to their issuance. In its oversight role, the audit committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Weaver and Tidwell, L.L.P. is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The audit committee has reviewed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communication with audit committees,” including a discussion with management and the independent registered public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the audit committee reviewed and discussed with Weaver and Tidwell, L.L.P. matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Weaver and Tidwell, L.L.P. to the audit committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee concerning independence. The audit committee concluded that Weaver and Tidwell, L.L.P. is independent from the Company and its management. The audit committee has discussed with independent auditors all matters required to be discussed by the Public Company Accounting Oversight Board and the SEC.

Taking all these reviews and discussions into account, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2023, for filing with the SEC.

AUDIT COMMITTEE

Eric D. Tanzberger, Chairman
Robert A. DeSutter
Roszell Mack III
James W. Stuckert

The Audit Committee Report set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

49

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Weaver and Tidwell, L.L.P. has served as the Company’s independent registered public accounting firm since September 8, 2021.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. We engaged Weaver and Tidwell, L.L.P. to conduct an annual audit and review of quarterly financial statements for the four fiscal quarters and year ended December 31, 2023 and 2022. Audit fees for services performed by Weaver and Tidwell, L.L.P. in 2023 and 2022 were $366,859 and $335,825, respectively. The audit fees for 2023 and 2022 include fees of $34,700 and $20,420, respectively, paid to Weaver and Tidwell, L.L.P. in connection with professional services including comfort letters, consents and review of documents filed with the SEC.

Audit-Related Fees. There were no audit-related fees for 2023 or 2022.

Tax Fees. We engaged Weaver and Tidwell, L.L.P. as our accountants for tax-related services for the year ended December 31, 2022. The fees paid for tax-related services for the year ended December 31, 2022 were $100,494.

All Other Fees. We paid no other fees to our independent registered public accountants.

Pre-Approval Policies and Procedures

The Company’s audit committee is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services and other services. The audit committee may also pre-approve particular services on a case-by-case basis. The independent registered public accountants are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accountants in accordance with such pre-approval. The audit committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Board at the next scheduled meeting of the Board.

50

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a shareholder proposal submitted for inclusion in our proxy statement for the 2025 annual meeting must be received by us at or before the close of business (5:00 p.m. local time) on December 24, 2024. Such proposal must be submitted to our corporate offices at 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102, Attn: Corporate Secretary. However, pursuant to Rule 14a-8, if the 2025 annual meeting is held on a date that is before May 13, 2025 or after July 12, 2025, then a shareholder proposal submitted for inclusion in our proxy statement for the 2025 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2025 annual meeting.

If a shareholder is (i) submitting a proposal outside the proposal process mandated by Rule 14a-8 to be presented at the 2025 annual meeting or (ii) nominating an individual for election as a director at the 2025 annual meeting, in each case pursuant to the advance notice provisions of the Bylaws, the proposal or nomination must be received by the Corporate Secretary of the Company at 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102 not earlier than February 12, 2025 or later than March 14, 2025, together with the necessary supporting documentation required under that bylaw provision; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is not scheduled to be held between May 13, 2025 and August 11, 2025, to be timely, notice by the shareholder must be received by the Corporate Secretary of the Company at 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102 not earlier than the 120th day before the date of the 2025 annual meeting and not later than the later of (i) the 90th day before the date of the 2025 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the 2025 annual meeting is first made by the Company.

A copy of our 2023 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Sanara MedTech Inc., Attention: Corporate Secretary, 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102.

51

ANNEX A

FORM OF AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF

SANARA MEDTECH INC.

ARTICLE ONE

The name of the corporation is Sanara MedTech Inc. (the “Corporation”).

ARTICLE TWO

The Corporation is a for-profit corporation.

ARTICLE THREE

The purpose for which the Corporation is organized is the transaction of any or all lawful business for which a for-profit corporation may be incorporated under the Texas Business Organizations Code (“TBOC”). The Corporation will have perpetual existence.

ARTICLE FOUR

Authorized Capital Stock. The total number of shares of capital stock that the Corporation shall be authorized to issue is 22,000,000 shares, of which 20,000,000 shares will be Common Stock, par value $0.001 per share, and 2,000,000 shares of which will be Preferred Stock, par value $10.00 per share.

Preferred Stock may be issued from time to time in one or more series as may be determined from time to time by the Board of Directors. The Board of Directors is hereby authorized, subject to any prohibitions set forth in any series of Preferred Stock of the Corporation, to set the number of shares constituting each series and to fix or alter the rights, preferences, privileges and restrictions of each series, including, the preferences and relative rights among each series, dividend rights, voting rights, terms of redemption, retirement or any sinking fund, conversion and exchange rights, and the preferences upon any distribution of the assets of the Corporation in the liquidation or winding up of the Corporation. The Board of Directors is authorized to increase or decrease the number of shares of any such series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall so be decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE FIVE

No shareholder of the Corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such shareholder. The Board of Directors may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.

ARTICLE SIX

Shareholders of the Corporation will not have the right of cumulative voting for the election of directors.

ARTICLE SEVEN

Any action that under the provisions of the TBOC would, but for this Article Seven, be required to be authorized by the affirmative vote of the holders of any specified portion of the shares of the Corporation entitled to vote will require the approval of the holders of a majority of the shares of the Corporation entitled to vote on the action.

A-1

ARTICLE EIGHT

The Corporation expressly elects not to be governed by Title 2, Chapter 21 Subchapter M of the TBOC.

ARTICLE NINE

Any action required or permitted by law, this Amended and Restated Certificate of Formation or the Bylaws of the Corporation to be taken at a meeting of the shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

ARTICLE TEN

The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

ARTICLE ELEVEN

(a) The Corporation will, to the fullest extent permitted by, and in accordance with the TBOC, as the same exists or may hereafter be amended, indemnify any and all persons who are or were serving as director or officer of the Corporation, or who are or were serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee or employee of another corporation, partnership, limited liability company, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, from and against any and all of the expenses, liabilities or other matters referred to in or covered by the TBOC. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in the capacity of director or officer and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director or officer and inure to the benefit of the heirs, executors and administrators of such a person.

(b) If a claim under paragraph (a) of this Article is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Texas for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Texas nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

ARTICLE TWELVE

To the fullest extent permitted by the laws of the State of Texas as the same exist or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director. Any repeal or modification of this Article will not increase the personal liability of any director of the Corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article.

A-2

ARTICLE THIRTEEN

Reserved.

ARTICLE FOURTEEN

The street address of the Corporation’s current registered office is 1200 Summit Avenue, Suite 414, Fort Worth, Texas 76102, and the name of its registered agent at that address is Michael D. McNeil.

ARTICLE FIFTEEN

The number of directors constituting the Board of Directors shall be fixed from time to time pursuant to the Bylaws of the Corporation; provided, however, that no decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

ARTICLE SIXTEEN

The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any of all of such terms and conditions may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended absent such consent.

A-3

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Formation on this __th day of _____, 2024.

Michael D. McNeil
Chief Financial Officer

A-4

ANNEX B

MARKED VERSION OF

FORM OF AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF

SANARA MEDTECH INC.

~~ARTICLES OF INCORPORATION~~

~~OF~~

AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF

SANARA MEDTECH INC.

~~(as amended through December 30, 2020)~~

~~The undersigned natural person, of the age of eighteen years or more, a resident of the State of Texas, acting as an incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:~~

ARTICLE ONE

The name of the ~~Corporation~~corporation is Sanara MedTech Inc. (the “Corporation”).

ARTICLE TWO

The Corporation ~~will have perpetual existence~~is a for-profit corporation.

ARTICLE THREE

The purpose for which the Corporation is organized is the transaction of any or all lawful business for which ~~corporations~~a for-profit corporation may be incorporated under the Texas Business Organizations Code (“TBOC”). The Corporation ~~Act.~~ will have perpetual existence.

ARTICLE FOUR

~~(a)~~ Authorized Capital Stock. The total number of shares of capital stock that the Corporation shall be authorized to issue is 22,000,000 shares, of which 20,000,000 shares will be Common Stock, par value $0.001 per share, and 2,000,000 shares of which will be Preferred Stock, par value $10.00 per share.

Preferred Stock may be issued from time to time in one or more series as may be determined from time to time by the Board of Directors. The Board of Directors is hereby authorized, subject to any prohibitions set forth in any series of Preferred Stock of the Corporation, to set the number of shares constituting each series and to fix or alter the rights, preferences, privileges and restrictions of each series, including, the preferences and relative rights among each series, dividend rights, voting rights, terms of redemption, retirement or any sinking fund, conversion and exchange rights, and the preferences upon any distribution of the assets of the Corporation in the liquidation or winding up of the Corporation. The Board of Directors is authorized to increase or decrease the number of shares of any such series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall so be decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

B-1

~~(b) Common Stock Reverse Split. Effective as of May 10, 2019 (the “Effective Time”), a 1-for-100 reverse stock split of the Common Stock will be effectuated such that every 100 shares of Common Stock issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) will be automatically and without any action on the part of the holder thereof reclassified as and converted into one share of Common Stock (the “New Common Stock”); provided that no fractional shares shall be issued as a result thereof, and that in lieu of the issuance of a fraction of a share to any shareholder, the Corporation shall pay to such shareholder a cash payment in the amount equal to such fraction amount of one share of Common Stock otherwise issuable thereby, multiplied by the average of the high and low prices of the Common Stock as traded in the OTCQB market of the OTC Markets Group on the day immediately following the day such reverse stock split is made effective by the appropriate securities regulatory authority. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified. If more than one Old Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. From and after the Effective Time the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.~~

ARTICLE FIVE

No shareholder of the Corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such shareholder. The Board of Directors may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.

ARTICLE SIX

Shareholders of the Corporation will not have the right of cumulative voting for the election of directors.

ARTICLE SEVEN

Any action that under the provisions of the ~~Texas Business Corporation Act~~TBOC would, but for this Article Seven, be required to be authorized by the affirmative vote of the holders of any specified portion of the shares of the Corporation entitled to vote will require the approval of the holders of a majority of the shares of the Corporation entitled to vote on the action.

ARTICLE EIGHT

~~Pursuant to Article 13.04 of the Texas Business~~The Corporation ~~Act, the Corporation~~expressly elects not to be governed by ~~Article 13.03, the Business Combination Law, of the Texas Business Corporation Act~~Title 2, Chapter 21 Subchapter M of the TBOC.

ARTICLE NINE

Any action required or permitted by law, ~~these Articles~~this Amended and Restated Certificate of ~~Incorporation~~Formation or the Bylaws of the Corporation to be taken at a meeting of the shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

B-2

ARTICLE TEN

The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

ARTICLE ELEVEN

(a) The Corporation will, to the fullest extent permitted by, and in accordance with the ~~Texas Business Corporation Act~~TBOC, as the same exists or may hereafter be amended, indemnify any and all persons who are or were serving as director or officer of the Corporation, or who are or were serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee or employee of another corporation, partnership, limited liability company, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, from and against any and all of the expenses, liabilities or other matters referred to in or covered by the ~~Texas Business Corporation Act.~~TBOC. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in the capacity of director or officer and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director or officer and inure to the benefit of the heirs, executors and administrators of such a person.

(b) If a claim under paragraph (a) of this Article is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Texas for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Texas nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

ARTICLE TWELVE

To the fullest extent permitted by the laws of the State of Texas as the same exist or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director. Any repeal or modification of this Article will not increase the personal liability of any director of the Corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article.

ARTICLE THIRTEEN

~~The Corporation will not commence business until it has received for the issuance of shares consideration of the value of at least $1,000.~~

Reserved.

ARTICLE FOURTEEN

The street address of the Corporation’s ~~initial~~current registered office is ~~2225 E. Randol Mill Road~~1200 Summit Avenue, Suite ~~305, Arlington~~414, Fort Worth, Texas ~~76011~~76102, and the name of its ~~initial~~ registered agent at that address is ~~Scott A. Haire, 2225 E. Randol Mill Road, Suite 305, Arlington, Texas 76011~~Michael D. McNeil.

B-3

ARTICLE FIFTEEN

The number of directors constituting the Board of Directors ~~of the Corporation, which~~ shall be ~~composed of not less than one nor more than eight, shall initially be one (1) and the name and mailing addresses of such person, who is~~fixed from time to ~~serve as a director until the first annual meeting of the shareholders or until his successors are elected and qualified, is:~~

~~Scott A. Haire~~

~~2225 E. Randol Mill Road, Suite 305~~

~~Arlington, Texas 76011~~

~~Hereafter, the number of directors will be determined in accordance with~~time pursuant to the Bylaws of the Corporation; provided, however, that no decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

ARTICLE SIXTEEN

The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any of all of such terms and conditions may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended absent such consent.

B-4

ANNEX C

Sanara medtech inc.

2024 OMNIBUS LONG-TERM INCENTIVE PLAN

The Sanara MedTech Inc. 2024 Omnibus Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Sanara MedTech Inc., a Texas corporation (the “Company”), as of March 21, 2024, subject to approval by the Company’s shareholders.

Article 1.

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Consultants, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Consultants, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2.

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

C-1

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Board” means the board of directors of the Company.

2.7 “Change in Control” means any of the following, except as otherwise provided herein: (a) a merger or consolidation to which the Company is a party if all persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation become beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of securities having less than 50% of the total combined voting power for election of directors (or comparable governing body) of the surviving corporation or other entity following the effective date of such merger or consolidation; (b) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; or (c) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing provisions of this Section 2.7, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10 “Committee” means the Committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11 “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means Sanara MedTech Inc., a Texas corporation, and any successor entity.

2.13 “Consultant” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

C-2

2.16 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.17 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.18 “Exercise Date” is defined in Section 8.3(b) hereof.

2.19 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.20 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealer, Inc.’s OTC Bulletin Board or the Pink OTC Markets, Inc. (previously known as the National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.21 “Immediate Family Members” is defined in Section 15.7 hereof.

2.22 “Incentive” is defined in Section 2.3 hereof.

2.23 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.24 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.25 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.26 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.27 “Other Award” means an Award issued pursuant to Section 6.8 hereof.

C-3

2.28 “Outside Director” means a director of the Company who is not an Employee or a Consultant.

2.29 “Participant” means an Employee, Consultant or an Outside Director to whom an Award is granted under this Plan.

2.30 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.31 “Performance Goal” means any of the Performance Criteria set forth in Section 6.9 hereof.

2.32 “Plan” means this Sanara MedTech Inc. 2024 Omnibus Long-Term Incentive Plan, as amended from time to time.

2.33 “Prior Plan Awards” means (a) any awards under the Prior Plans that are outstanding on the Effective Date (as defined in Article 10 below), and that on or after the Effective Date, are forfeited, expire or are canceled; and (b) any shares subject to awards relating to Common Stock under the Prior Plans that, on or after the Effective Date are settled in cash.

2.34 “Prior Plans” means the Sanara MedTech Inc. Restated 2014 Omnibus Long-Term Incentive Plan.

2.35 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.36 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.37 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.38 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.39 “Retirement” shall have the meaning set forth in the Participant’s Award Agreement.

2.40 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.41 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.42 “Spread” is defined in Section 12.4(b) hereof.

2.43 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.44 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

C-4

2.45 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Consultant of the Company or a Subsidiary ceases to serve as a Consultant of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Consultant or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.45, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.46 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3.
ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board’s Compensation Committee or such other committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

C-5

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Nonqualified Stock Options, Incentive Stock Options or SARs will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Nonqualified Stock Options, Incentive Stock Options or SARs; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Nonqualified Stock Options, Incentive Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Nonqualified Stock Options, Incentive Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

C-6

Article 4.

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Consultants or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5.

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 and any increase by any Prior Plan Awards eligible for reuse pursuant to Section 5.2 below, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is one million (1,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. After the Effective Date, no awards may be granted under the Prior Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan or any Prior Plan Award shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or the Prior Plan Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Shares of Common Stock otherwise deliverable pursuant to an Award that are withheld upon exercise or vesting of an Award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the Participant and shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

C-7

Article 6.

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s shareholders for approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant. No dividends or dividend equivalent rights may be paid or granted with respect to any Stock Option granted hereunder.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

C-8

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

C-9

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

C-10

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

C-11

6.9 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to shareholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.10 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.11 No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR. For purposes of this Section 6.11, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its exercise price or base price, (b) canceling a Stock Option or SAR at a time when its exercise price or base price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.11 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.12 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

C-12

Article 7.

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

C-13

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

C-14

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9.

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which shareholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

C-15

Article 10.

TERM

The Plan shall be effective from the date that this Plan is approved by the Company’s shareholders (the “Effective Date”). Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11.

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (d) the Option Price of each outstanding Award, (e) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (f) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

C-16

Article 12.

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the shareholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

C-17

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13.

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

Article 14.

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors, consultants or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Consultants or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

Article 15.
MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

C-18

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under applicable law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

C-19

15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

C-20

15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Sanara MedTech Inc. 2024 Omnibus Long-Term Incentive Plan, a copy of which is on file in the office of the Secretary of the Company at the principal office of the Company in Fort Worth, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.10 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Texas (excluding any conflict of laws, rule or principle of Texas law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any shareholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.10 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.10.

A copy of this Plan shall be kept on file in the principal office of the Company in Fort Worth, Texas.

***************

C-21

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of ___________, 2024, by its Chief Executive Officer pursuant to prior action taken by the Board.

sanara medtech inc.

By:
Name:	Zach Fleming
Title:	Chief Executive Officer

C-22

Control Number:	Number of Shares:	Registered Shareholder:

SANARA MEDTECH INC.

1200 Summit Ave., Suite 414

Fort Worth, Texas 76102

PROXY

Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders, June 12, 2024

The undersigned hereby appoints Zachary B. Fleming and Michael D. McNeil, and each of them, as proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the common stock of Sanara MedTech Inc. (the “Company”) which the undersigned is entitled to vote at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) and any adjournment(s) or postponement(s) thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted: (i) “FOR” the election of the director nominees named below in Item 1, (ii) “FOR” the approval of the amendment and restatement of the Company’s Certificate of Formation to provide that the number of directors constituting the Board of Directors shall be fixed from time to time pursuant to the Amended and Restated Bylaws of the Company and to make other updates and modernizations in Item 2, (iii) “FOR” the election of the director nominee named below in Item 3, (iv) “FOR” the approval of the adoption of the Sanara MedTech Inc. 2024 Long-Term Incentive Plan in Item 4, (v) “FOR” the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 in Item 5, and (vi) in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

The Board of Directors recommends that you vote FOR the following:

Item 1 To approve the election of eight directors to serve on the Company’s Board of Directors until the 2025 annual meeting of shareholders or until their successors are duly elected and qualified.

☐	FOR the election as a director of the eight nominees listed below.

NOMINEES:

01)	Ronald T. Nixon
02)	Robert A. DeSutter
03)	Roszell Mack III
04)	Eric D. Major
05)	Sara N. Ortwein
06)	Ann Beal Salamone
07)	James W. Stuckert
08)	Eric D. Tanzberger

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR the election as a director of the eight nominees listed above, except for the following nominees:

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), write their number(s) on the line above.

The Board of Directors recommends that you vote FOR the following:

Item 2 To approve the amendment and restatement of the Company’s Certificate of Formation to provide that the number of directors constituting the Board of Directors shall be fixed from time to time pursuant to the Amended and Restated Bylaws of the Company and to make other updates and modernizations.

☐	FOR

☐	AGAINST

☐	ABSTAIN

The Board of Directors recommends that you vote FOR the following:

Item 3 To approve the election of one director to fill a vacancy to be created from an increase in the size of the Board of Directors.

☐	FOR the election as a director of the nominee listed below.

NOMINEE:

01)	Zachary B. Fleming

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR the election as a director of the nominee listed above, except for the following nominees:

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), write their number(s) on the line above.

Item 4 To approve the Company’s 2024 Long-Term Incentive Plan.

☐	FOR

☐	AGAINST

☐	ABSTAIN

Item 5 To approve the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

☐	FOR

☐	AGAINST

☐	ABSTAIN

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated:	, 2024

Signature

Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

[SEE VOTING INSTRUCTIONS ON REVERSE SIDE]

VOTING INSTRUCTIONS

Please sign, date and mail this Proxy Card promptly to the following address in the enclosed postage-paid envelope:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, Texas 75093

Attention: Proxy Department

OR

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088.

OR

You my sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com.

OR

You may vote online through the Internet:

1.	Go to http://onlineproxyvote.com/SMTI/2024 at any time 24 hours a day.

2.	Login using the control number located in the top left-hand corner of this proxy card.

3.	Access the proxy voting link within that website to vote your proxy.

If you vote your proxy on the Internet, you do not need to mail back, fax or email your Proxy Card.

The Proxy Statement, the form of Proxy Card and the Company’s Annual Report to Shareholders are available at http://onlineproxyvote.com/SMTI/2024.